EXHIBIT 10.1

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                                     BETWEEN
                         THE SOUTH FINANCIAL GROUP, INC.
                                       AND
                              MACK I. WHITTLE, JR.

This Supplemental Executive Retirement Agreement (this "Agreement") is made and entered into as of this 15th day of July, 2003 (the "Effective Date"), by and between Mack I. Whittle, Jr., an individual (the "Executive"), and The South Financial Group, Inc., a South Carolina corporation and financial institution holding company headquartered in Greenville, South Carolina (the "Company"). As used herein, the term "Company" shall include the Company and any and all of its subsidiaries where the context so applies.

                                  INTRODUCTION

The Company wishes to provide the Executive with supplemental retirement benefits and thereby encourage the Executive to continue providing services to the Company. The Company will pay the benefits from its general assets.
The Agreement is intended to be a top-hat plan (i.e., an unfunded deferred compensation plan maintained for a member of a select group of management or highly compensated employees) pursuant to Section 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA).


                                    AGREEMENT

The Executive and the Company agree as follows:

                                   Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  "AFFILIATED  COMPANY"   MEANS  ANY  COMPANY  CONTROLLED    BY,
CONTROLLING OR UNDER COMMON CONTROL WITH THE COMPANY.

                  "BENEFIT BASIS" MEANS THE AVERAGE OF THE HIGHEST THREE FISCAL YEARS OF COMPENSATION (OR SUCH LESSER NUMBER OF YEARS AS THE EXECUTIVE HAS BEEN EMPLOYED BY THE COMPANY) EARNED BY THE EXECUTIVE DURING THE TEN FISCAL YEARS OF THE EXECUTIVE'S EMPLOYMENT PRIOR TO THE TERMINATION OF EMPLOYMENT, OR FOR SUCH LESSER NUMBER OF FISCAL YEARS THAT THE EXECUTIVE WAS EMPLOYED BY THE COMPANY PRIOR TO THE TERMINATION OF EMPLOYMENT, INCLUDING THE YEAR IN WHICH TERMINATION OF EMPLOYMENT OCCURS.

                  "BOARD" MEANS THE BOARD OF DIRECTORS OF THE COMPANY.

                  "CAUSE" MEANS (I) THE WILLFUL AND CONTINUED FAILURE OF THE EXECUTIVE TO PERFORM SUBSTANTIALLY THE EXECUTIVE'S DUTIES WITH THE COMPANY OR ANY AFFILIATED COMPANY (OTHER THAN ANY SUCH FAILURE RESULTING FROM INCAPACITY DUE TO PHYSICAL OR MENTAL ILLNESS OR FOLLOWING THE EXECUTIVE'S INVOLUNTARY TERMINATION), AFTER A WRITTEN DEMAND FOR SUBSTANTIAL PERFORMANCE IS DELIVERED TO THE EXECUTIVE BY THE BOARD OF THE COMPANY THAT SPECIFICALLY IDENTIFIES THE MANNER IN WHICH THE BOARD OF THE COMPANY BELIEVES THAT THE EXECUTIVE HAS NOT SUBSTANTIALLY PERFORMED THE EXECUTIVE'S DUTIES, OR (II) THE WILLFUL ENGAGING BY THE EXECUTIVE IN ILLEGAL CONDUCT OR GROSS MISCONDUCT, IN EACH CASE, THAT IS MATERIALLY AND DEMONSTRABLY INJURIOUS TO THE COMPANY. FOR PURPOSES OF THIS DEFINITION, NO ACT, OR FAILURE TO ACT, ON THE PART OF THE EXECUTIVE SHALL BE CONSIDERED "WILLFUL" UNLESS IT IS DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN BAD FAITH OR WITHOUT REASONABLE BELIEF THAT THE EXECUTIVE'S ACTION OR OMISSION WAS IN THE BEST INTERESTS OF THE COMPANY. ANY ACT, OR FAILURE TO ACT, BASED UPON AUTHORITY GIVEN PURSUANT TO A RESOLUTION DULY ADOPTED BY THE BOARD OR BASED UPON THE ADVICE OF COUNSEL FOR THE COMPANY SHALL BE CONCLUSIVELY PRESUMED TO BE DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN GOOD FAITH AND IN THE BEST INTERESTS OF THE COMPANY. THE CESSATION OF EMPLOYMENT OF THE EXECUTIVE

SHALL NOT BE  DEEMED TO BE FOR CAUSE  UNLESS  AND UNTIL  THERE  SHALL  HAVE BEEN
DELIVERED TO THE EXECUTIVE A COPY OF A RESOLUTION DULY ADOPTED BY THE AFFIRMATIVE VOTE OF NOT LESS THAN THREE-QUARTERS OF THE ENTIRE MEMBERSHIP OF THE BOARD (EXCLUDING THE EXECUTIVE, IF THE EXECUTIVE IS A MEMBER OF THE BOARD) AT A MEETING OF THE BOARD CALLED AND HELD FOR SUCH PURPOSE (AFTER REASONABLE NOTICE IS PROVIDED TO THE EXECUTIVE AND THE EXECUTIVE IS GIVEN AN OPPORTUNITY, TOGETHER WITH COUNSEL FOR THE EXECUTIVE, TO BE HEARD BEFORE THE BOARD), FINDING THAT, IN THE GOOD FAITH OPINION OF THE BOARD, THE EXECUTIVE IS GUILTY OF THE CONDUCT DESCRIBED IN CLAUSE (I) OR (II) OF THIS DEFINITION, AND SPECIFYING THE PARTICULARS THEREOF IN DETAIL.

                  "CHANGE OF CONTROL" MEANS:

                           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section
         1.5,  the  following  acquisitions  shall  not  constitute  a Change of
         Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1.5.3(A), 1.5.3(B) and 1.5.3(C);

                           Any time at  which  individuals  who,  as of the date
         hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                           Consummation of a reorganization,  merger,  statutory
         share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                  "COMPENSATION" MEANS THE EXECUTIVE'S ANNUAL BASE SALARY AND ANNUAL BONUS UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED (AND ANNUALIZED FOR ANY FISCAL

YEAR CONSISTING OF LESS THAN 12 FULL MONTHS OR DURING WHICH THE EXECUTIVE WAS EMPLOYED FOR LESS THAN 12 FULL MONTHS) FOR THE RELEVANT FISCAL YEAR. IF THE TERMINATION OF EMPLOYMENT OCCURS PRIOR TO THE END OF THE FISCAL YEAR, THE BONUS AMOUNT FOR SUCH FISCAL YEAR SHALL BE EQUAL TO THE HIGHEST OF THE BONUSES EARNED BY THE EXECUTIVE IN THE PRIOR THREE FISCAL YEARS (OR FOR SUCH LESSER NUMBER OF FISCAL YEARS PRIOR TO THE TERMINATION OF EMPLOYMENT FOR WHICH THE EXECUTIVE WAS ELIGIBLE TO EARN SUCH A BONUS, AND ANNUALIZED IN THE CASE OF ANY BONUS EARNED FOR A PARTIAL FISCAL YEAR).

                  "DISABILITY" MEANS THE ABSENCE OF THE EXECUTIVE FROM THE EXECUTIVE'S DUTIES WITH THE COMPANY ON A FULL-TIME BASIS FOR 180 CONSECUTIVE BUSINESS DAYS AS A RESULT OF INCAPACITY DUE TO MENTAL OR PHYSICAL ILLNESS THAT IS DETERMINED TO BE TOTAL AND PERMANENT BY A PHYSICIAN SELECTED BY THE COMPANY OR ITS INSURERS AND ACCEPTABLE TO THE EXECUTIVE OR THE EXECUTIVE'S LEGAL REPRESENTATIVE.

                  "EARLY RETIREMENT AGE" MEANS THE DATE THAT THE EXECUTIVE HAS ATTAINED AGE 55 AND COMPLETED SEVEN YEARS OF SERVICE.

                  "EARLY RETIREMENT DATE" MEANS THE DATE THAT IS THE LATER OF THE EARLY RETIREMENT AGE OR THE TERMINATION OF EMPLOYMENT, BUT IS BEFORE THE NORMAL RETIREMENT DATE.

                  "EARLY TERMINATION" MEANS THE TERMINATION OF EMPLOYMENT BEFORE EARLY RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY FOR CAUSE, (IV) BY THE COMPANY WITHOUT CAUSE DURING THE TWO YEAR PERIOD FOLLOWING A CHANGE OF CONTROL, (V) INVOLUNTARY TERMINATION.

                  "EARLY TERMINATION DATE" MEANS THE MONTH, DAY AND YEAR IN WHICH EARLY TERMINATION OCCURS.

                  "EFFECTIVE DATE" MEANS JULY 15, 2003.

                  "INVOLUNTARY TERMINATION" MEANS A TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOLLOWING A CHANGE OF CONTROL WHICH, IN THE SOLE JUDGMENT OF THE EXECUTIVE, IS DUE TO (I) A CHANGE OF THE EXECUTIVE'S RESPONSIBILITIES, POSITION (INCLUDING THE EXECUTIVE'S OFFICE, TITLE, REPORTING RELATIONSHIPS OR WORKING CONDITIONS), AUTHORITY OR DUTIES (INCLUDING CHANGES RESULTING FROM THE ASSIGNMENT TO THE EXECUTIVE OF ANY DUTIES INCONSISTENT WITH HIS POSITIONS, DUTIES OR RESPONSIBILITIES AS IN EFFECT IMMEDIATELY PRIOR TO THE CHANGE OF CONTROL); OR (II) A REDUCTION IN THE EXECUTIVE'S ANNUAL BASE SALARY OR ANNUAL BONUS OPPORTUNITY UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED, OR BENEFITS; OR
(III) A FORCED RELOCATION OF THE EXECUTIVE OUTSIDE THE GREENVILLE, SOUTH CAROLINA METROPOLITAN AREA; OR (IV) A SIGNIFICANT INCREASE IN THE EXECUTIVE' TRAVEL REQUIREMENTS (COLLECTIVELY "STATUS CHANGES"); PROVIDED, HOWEVER, EXECUTIVE MUST ELECT TO TERMINATE EXECUTIVE'S EMPLOYMENT WITHIN TWO (2) YEARS OF THE STATUS CHANGE ON WHICH EXECUTIVE BASES EXECUTIVE'S EMPLOYMENT TERMINATION.

                  "NORMAL RETIREMENT AGE" MEANS EXECUTIVE'S 65TH BIRTHDAY.

                  "NORMAL RETIREMENT DATE" MEANS THE LATER OF THE NORMAL RETIREMENT AGE OR TERMINATION OF EMPLOYMENT.

                  "POTENTIAL CHANGE OF CONTROL" SHALL MEAN:

                  (i) The purchase or other acquisition by any person, entity, or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions, other than the trustee of any other trust or plan maintained for the benefit of employees of the Company, or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 5% or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally;

                  (ii) The announcement by any Person of an intention to take actions which might reasonably result in a business combination between the Company and an entity which has a market capitalization equal to or greater than 80% of the Company;

                  (iii) The issuance of a proxy statement with respect to an election of directors of the Company for which there is proposed one or more directors who are not recommended by the Board or its nominating committee, where the election of such proposed director or directors would result in a Change in Control;

                  (iv) Submission to the Board of nominations which, if approved, would change the executive officer configuration of the Company (at the executive vice president level and above) by 50% or more of such individuals holding such offices;

                  (v) The filing of any regulatory application by any person seeking to effect a Change in Control; or

                  (vi)  The   receipt  by  the Company of  any  other indication
         of the  intent by any  person to seek to effect a Change in Control.

                  "RATE" MEANS THE MOODY'S AA CORPORATE BOND RATE AS REPORTED BY THE SOCIETY OF ACTUARIES AS OF THE EFFECTIVE DATE AND UPDATED ON EACH DECEMBER 31 ANNIVERSARY THEREAFTER.

                  "TERMINATION OF EMPLOYMENT" MEANS THE TERMINATION OF THE EXECUTIVE'S EMPLOYMENT WITH THE COMPANY AND ANY OF ITS SUBSIDIARIES OR
AFFILIATES. IF THE EXECUTIVE IS EMPLOYED BY A SUBSIDIARY OR AN AFFILIATE, THE EXECUTIVE SHALL ALSO BE DEEMED TO INCUR A TERMINATION OF EMPLOYMENT IF THE SUBSIDIARY OR AFFILIATE CEASES TO BE SUCH A SUBSIDIARY OR AN AFFILIATE, AS THE CASE MAY BE, AND THE EXECUTIVE DOES NOT IMMEDIATELY THEREAFTER BECOME AN EMPLOYEE OF THE COMPANY OR ANOTHER SUBSIDIARY OR AFFILIATE. TEMPORARY ABSENCES FROM EMPLOYMENT BECAUSE OF ILLNESS, VACATION OR LEAVE OF ABSENCE AND TRANSFERS AMONG THE COMPANY AND ITS SUBSIDIARIES AND AFFILIATES SHALL NOT BE CONSIDERED TERMINATIONS OF EMPLOYMENT.

                  "VESTING PERCENTAGE" IS THE PERCENTAGE OF THE ACCRUAL BALANCE IN WHICH THE EXECUTIVE IS VESTED AS DETERMINED IN ACCORDANCE WITH SCHEDULE A.

                  "VESTING START DATE" SHALL BE MAY 9, 1986.

                  "YEAR OF SERVICE" MEANS A TWELVE-MONTH CONTINUOUS PERIOD OF EMPLOYMENT OR A PORTION OF SUCH PERIOD, INCLUDING PERIODS OF AUTHORIZED VACATION, AUTHORIZED LEAVE OF ABSENCE AND SHORT-TERM DISABILITY LEAVE, WITH THE COMPANY OR ANY OF ITS AFFILIATE OR THEIR PREDECESSORS OR SUCCESSORS ROUNDED UP TO THE NEAREST WHOLE NUMBER COMMENCING ON THE VESTING START DATE.


                                Lifetime Benefits

                  NORMAL RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT (I) ON OR AFTER THE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN DEATH, OR (II) UPON TERMINATION OF EMPLOYMENT WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (III) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.1 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.1 is an amount equal to Sixty percent (60.0%) of the Benefit Basis.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.1.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company's Board of Directors, in its sole discretion, may increase the benefit.

                  EARLY RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT ON OR AFTER EARLY RETIREMENT AGE BUT BEFORE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (IV) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.2 IN LIEU OF ANY OTHER BENEFITS UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.2 is an amount equal to the greater of (i) the product of (A) the sum of (x) Fifty percent (50.0%) and (y) Three percent (3.0%) for each Year of Service completed by the Executive after the Early Retirement Age and (B) the Benefit Basis or (ii) the benefit under
         Section 2.3; provided that in no event shall the amount payable under this Section 2.2.1 be greater than the benefit set forth in Section 2.1.1.

                           Payment of Benefit.  The Company shall pay the annual
         benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Termination of Employment on or after Early Retirement Age but before Normal Retirement Age for reasons other than (i) death, (ii) Disability, (iii) by the Company without Cause within two years following a Change of Control or (iv) upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.2.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  EARLY TERMINATION BENEFIT. UPON EARLY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.3 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. The benefit under this Section 2.3 is the Early Termination Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  DISABILITY BENEFIT. IF THE EXECUTIVE TERMINATES EMPLOYMENT DUE TO DISABILITY PRIOR TO NORMAL RETIREMENT AGE, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.4 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, but after Early Retirement Age, the benefit under this Section 2.4 shall be the annual benefit set forth in Section 2.2.1. If the Executive terminates employment due to Disability prior to Early Retirement Age, the benefit under this Section 2.4 is the Disability Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit amount to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Termination of Employment. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                                 Death Benefits

                  DEATH DURING ACTIVE SERVICE. IF THE EXECUTIVE DIES WHILE IN THE ACTIVE SERVICE OF THE COMPANY, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT DESCRIBED IN THIS SECTION 3.1. THIS BENEFIT SHALL BE PAID IN LIEU OF THE LIFETIME BENEFITS OF ARTICLE 2.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 3.1 is equal to the  Disability  Annual  Benefit  described  in
         Section 2.4.1.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive's beneficiary in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's death. The annual benefit shall be paid to the Executive's beneficiary for 180 months.

                  DEATH DURING BENEFIT PERIOD. IF THE EXECUTIVE DIES AFTER THE BENEFIT PAYMENTS HAVE COMMENCED UNDER THIS AGREEMENT BUT BEFORE RECEIVING ALL SUCH PAYMENTS, THE COMPANY SHALL PAY THE REMAINING BENEFITS TO THE EXECUTIVE'S BENEFICIARY AT THE SAME TIME AND IN THE SAME AMOUNTS THEY WOULD HAVE BEEN PAID TO THE EXECUTIVE HAD THE EXECUTIVE SURVIVED.

                  DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE BENEFIT PAYMENTS COMMENCE. IF THE EXECUTIVE IS ENTITLED TO BENEFIT PAYMENTS UNDER THIS AGREEMENT, BUT DIES PRIOR TO THE COMMENCEMENT OF SAID BENEFIT PAYMENTS, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT PAYMENTS THAT THE EXECUTIVE WAS ENTITLED TO PRIOR TO DEATH EXCEPT THAT THE BENEFIT PAYMENTS SHALL COMMENCE ON THE FIRST DAY OF THE MONTH FOLLOWING THE DATE OF THE EXECUTIVE'S DEATH.

                                  Beneficiaries

                  BENEFICIARY DESIGNATIONS. THE EXECUTIVE SHALL DESIGNATE A BENEFICIARY BY FILING A WRITTEN DESIGNATION WITH THE COMPANY. THE EXECUTIVE MAY REVOKE OR MODIFY THE DESIGNATION AT ANY TIME BY FILING A NEW DESIGNATION. HOWEVER, DESIGNATIONS WILL ONLY BE EFFECTIVE IF SIGNED BY THE EXECUTIVE AND ACCEPTED BY THE COMPANY DURING THE EXECUTIVE'S LIFETIME. THE EXECUTIVE'S BENEFICIARY DESIGNATION SHALL BE DEEMED AUTOMATICALLY REVOKED IF THE BENEFICIARY PREDECEASES THE EXECUTIVE, OR IF THE EXECUTIVE NAMES A SPOUSE AS BENEFICIARY AND THE MARRIAGE IS SUBSEQUENTLY DISSOLVED. IF THE EXECUTIVE DIES WITHOUT A VALID BENEFICIARY DESIGNATION, ALL PAYMENTS SHALL BE MADE TO THE EXECUTIVE'S ESTATE.

                  FACILITY OF PAYMENT. IF A BENEFIT IS PAYABLE TO A MINOR, TO A PERSON DECLARED INCAPACITATED, OR TO A PERSON INCAPABLE OF HANDLING THE DISPOSITION OF HIS OR HER PROPERTY, THE COMPANY MAY PAY SUCH BENEFIT TO THE GUARDIAN, LEGAL REPRESENTATIVE OR PERSON HAVING THE CARE OR CUSTODY OF SUCH MINOR, INCAPACITATED PERSON OR INCAPABLE PERSON. THE COMPANY MAY REQUIRE PROOF OF INCAPACITY, MINORITY OR GUARDIANSHIP AS IT MAY DEEM APPROPRIATE PRIOR TO DISTRIBUTION OF THE BENEFIT. SUCH DISTRIBUTION SHALL COMPLETELY DISCHARGE THE COMPANY FROM ALL LIABILITY WITH RESPECT TO SUCH BENEFIT.

                               General Limitations

                  TERMINATION FOR CAUSE. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE COMPANY TERMINATES THE EXECUTIVE'S EMPLOYMENT FOR CAUSE.

                  SUICIDE OR MISSTATEMENT. THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE EXECUTIVE COMMITS SUICIDE WITHIN TWO YEARS AFTER THE DATE OF THIS AGREEMENT.

                          Claims and Review Procedures

                  CLAIMS PROCEDURE. THE COMPANY SHALL NOTIFY ANY PERSON OR ENTITY THAT MAKES A CLAIM AGAINST THE AGREEMENT (THE "CLAIMANT") IN WRITING, WITHIN 90 DAYS OF CLAIMANT'S WRITTEN APPLICATION FOR BENEFITS, OF HIS OR HER ELIGIBILITY OR NONELIGIBILITY FOR BENEFITS UNDER THE AGREEMENT. IF THE COMPANY DETERMINES THAT THE CLAIMANT IS NOT ELIGIBLE FOR BENEFITS OR FULL BENEFITS, THE NOTICE SHALL SET FORTH (1) THE SPECIFIC REASONS FOR SUCH DENIAL, (2) A SPECIFIC REFERENCE TO THE PROVISIONS OF THE AGREEMENT ON WHICH THE DENIAL IS BASED, (3) A

DESCRIPTION OF ANY ADDITIONAL INFORMATION OR MATERIAL NECESSARY FOR THE CLAIMANT TO PERFECT HIS OR HER CLAIM, AND A DESCRIPTION OF WHY IT IS NEEDED, AND (4) AN EXPLANATION OF THE AGREEMENT'S CLAIMS REVIEW PROCEDURE AND OTHER APPROPRIATE INFORMATION AS TO THE STEPS TO BE TAKEN IF THE CLAIMANT WISHES TO HAVE THE CLAIM REVIEWED. IF THE COMPANY DETERMINES THAT THERE ARE SPECIAL CIRCUMSTANCES REQUIRING ADDITIONAL TIME TO MAKE A DECISION, THE COMPANY SHALL NOTIFY THE CLAIMANT OF THE SPECIAL CIRCUMSTANCES AND THE DATE BY WHICH A DECISION IS EXPECTED TO BE MADE, AND MAY EXTEND THE TIME FOR UP TO AN ADDITIONAL 90 DAYS.

                  REVIEW PROCEDURE. IF THE CLAIMANT IS DETERMINED BY THE COMPANY NOT TO BE ELIGIBLE FOR BENEFITS, OR IF THE CLAIMANT BELIEVES THAT HE OR SHE IS ENTITLED TO GREATER OR DIFFERENT BENEFITS, THE CLAIMANT SHALL HAVE THE OPPORTUNITY TO HAVE SUCH CLAIM REVIEWED BY THE COMPANY BY FILING A PETITION FOR REVIEW WITH THE COMPANY WITHIN 60 DAYS AFTER RECEIPT OF THE NOTICE ISSUED BY THE COMPANY. SAID PETITION SHALL STATE THE SPECIFIC REASONS WHICH THE CLAIMANT BELIEVES ENTITLE HIM OR HER TO BENEFITS OR TO GREATER OR DIFFERENT BENEFITS. WITHIN 60 DAYS AFTER RECEIPT BY THE COMPANY OF THE PETITION, THE COMPANY SHALL AFFORD THE CLAIMANT (AND COUNSEL, IF ANY) AN OPPORTUNITY TO PRESENT HIS OR HER POSITION TO THE COMPANY VERBALLY OR IN WRITING, AND THE CLAIMANT (OR COUNSEL) SHALL HAVE THE RIGHT TO REVIEW THE PERTINENT DOCUMENTS. THE COMPANY SHALL NOTIFY THE CLAIMANT OF ITS DECISION IN WRITING WITHIN THE 60-DAY PERIOD, STATING SPECIFICALLY THE BASIS OF ITS DECISION, WRITTEN IN A MANNER CALCULATED TO BE UNDERSTOOD BY THE CLAIMANT AND THE SPECIFIC PROVISIONS OF THE AGREEMENT ON WHICH THE DECISION IS BASED. IF, BECAUSE OF THE NEED FOR A HEARING, THE 60-DAY PERIOD IS NOT SUFFICIENT, THE DECISION MAY BE DEFERRED FOR UP TO ANOTHER 60 DAYS AT THE ELECTION OF THE COMPANY, BUT NOTICE OF THIS DEFERRAL SHALL BE GIVEN TO THE CLAIMANT.

                           Amendments and Termination

This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                                  Miscellaneous

                  BINDING EFFECT.  THIS  AGREEMENT   SHALL  BIND  THE  EXECUTIVE
AND   THE  COMPANY,  AND  THEIR BENEFICIARIES, SURVIVORS, EXECUTORS, SUCCESSORS,
ADMINISTRATORS AND TRANSFEREES.

                  NO GUARANTEE OF EMPLOYMENT. THIS AGREEMENT IS NOT AN EMPLOYMENT POLICY OR CONTRACT. IT DOES NOT GIVE THE EXECUTIVE THE RIGHT TO REMAIN AN EMPLOYEE OF THE COMPANY, NOR DOES IT INTERFERE WITH THE COMPANY'S RIGHT TO DISCHARGE THE EXECUTIVE. IT ALSO DOES NOT REQUIRE THE EXECUTIVE TO REMAIN AN EMPLOYEE NOR INTERFERE WITH THE EXECUTIVE'S RIGHT TO TERMINATE EMPLOYMENT AT ANY TIME.

                  NON-TRANSFERABILITY. BENEFITS UNDER THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ATTACHED OR ENCUMBERED IN ANY MANNER.

                  SUCCESSORS. THIS AGREEMENT IS PERSONAL TO THE EXECUTIVE, AND, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, SHALL NOT BE ASSIGNABLE BY THE EXECUTIVE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION. THIS
AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE EXECUTIVE'S LEGAL REPRESENTATIVES. THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THE COMPANY AND ITS SUCCESSORS AND ASSIGNS. SUBJECT TO THE FOLLOWING SENTENCES OF THIS SECTION 8.4, THIS AGREEMENT SHALL NOT BE ASSIGNABLE BY THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE EXECUTIVE. THE COMPANY WILL REQUIRE ANY SUCCESSOR (WHETHER DIRECT OR INDIRECT, BY PURCHASE, MERGER, CONSOLIDATION OR OTHERWISE) TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS AND/OR ASSETS OF THE COMPANY TO ASSUME EXPRESSLY AND AGREE TO PERFORM THIS AGREEMENT IN THE SAME MANNER AND TO THE SAME EXTENT THAT THE COMPANY WOULD BE REQUIRED TO PERFORM IT IF NO SUCH SUCCESSION HAD TAKEN PLACE. "COMPANY" MEANS THE COMPANY AS HEREINBEFORE DEFINED AND ANY SUCCESSOR TO ITS BUSINESS AND/OR ASSETS AS AFORESAID THAT ASSUMES AND AGREES TO PERFORM THIS AGREEMENT BY OPERATION OF LAW OR OTHERWISE.

                  TAX WITHHOLDING. THE COMPANY SHALL WITHHOLD ANY TAXES THAT ARE REQUIRED TO BE WITHHELD FROM THE BENEFITS PROVIDED UNDER THIS AGREEMENT.

                  APPLICABLE LAW. THE AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  UNFUNDED ARRANGEMENT. THE EXECUTIVE AND BENEFICIARY ARE GENERAL UNSECURED CREDITORS OF THE COMPANY FOR THE PAYMENT OF BENEFITS UNDER THIS AGREEMENT. THE BENEFITS REPRESENT THE MERE PROMISE BY THE COMPANY TO PAY

SUCH BENEFITS. THE RIGHTS TO BENEFITS ARE NOT SUBJECT IN ANY MANNER TO ANTICIPATION, ALIENATION, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE, ATTACHMENT, OR GARNISHMENT BY CREDITORS.

                  ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE AS TO THE SUBJECT MATTER HEREOF. NO RIGHTS ARE GRANTED TO THE EXECUTIVE BY VIRTUE OF THIS AGREEMENT OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN. FROM AND AFTER THE EFFECTIVE DATE, THIS AGREEMENT SHALL SUPERSEDE ANY OTHER AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF INCLUDING WITHOUT LIMITATION THE SUPPLEMENTAL EXECUTIVE BENEFIT AGREEMENT BETWEEN THE EXECUTIVE AND THE COMPANY DATED AS OF DECEMBER 13, 2000 (THE "PRIOR AGREEMENT").

                  ADMINISTRATION AND RECORDKEEPING AUTHORITY. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE COMPANY SHALL HAVE THE SOLE RESPONSIBILITY FOR AND THE SOLE CONTROL OF THE OPERATION, ADMINISTRATION, AND RECORDKEEPING OF THIS AGREEMENT AND SHALL HAVE THE POWER AND AUTHORITY TO TAKE ALL ACTION AND TO MAKE ALL DECISIONS AND INTERPRETATIONS THAT MAY BE NECESSARY OR APPROPRIATE IN ORDER TO ADMINISTER AND OPERATE THE AGREEMENT, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE POWER, DUTY, AND RESPONSIBILITY TO:

                           RESOLVE AND DETERMINE ALL DISPUTES OR QUESTIONS ARISING UNDER THE AGREEMENT, INCLUDING THE POWER TO DETERMINE THE RIGHTS OF THE PARTICIPANT AND BENEFICIARIES AND THEIR RESPECTIVE BENEFITS, AND TO REMEDY ANY AMBIGUITIES, INCONSISTENCIES, OR OMISSIONS IN THE AGREEMENT;

                           ADOPT SUCH RULES OF PROCEDURE AND REGULATIONS AS IN ITS OPINION MAY BE NECESSARY FOR THE PROPER AND EFFICIENT ADMINISTRATION OF THE AGREEMENT AND AS ARE CONSISTENT WITH THE AGREEMENT;

                           IMPLEMENT THE AGREEMENT IN ACCORDANCE WITH ITS TERMS;

                           ESTABLISH AND REVISE THE METHOD OF ACCOUNTING FOR THE AGREEMENT; AND

                           MAINTAIN A RECORD OF BENEFIT PAYMENTS.

                  NAMED FIDUCIARY. THE COMPANY SHALL BE THE NAMED FIDUCIARY AND PLAN ADMINISTRATOR UNDER THE AGREEMENT. THE NAMED FIDUCIARY MAY DELEGATE TO OTHERS CERTAIN ASPECTS OF THE MANAGEMENT AND OPERATION RESPONSIBILITIES OF THE PLAN INCLUDING THE EMPLOYMENT OF ADVISORS AND THE DELEGATION OF MINISTERIAL DUTIES TO QUALIFIED INDIVIDUALS.

                  CAPTIONS. THE CAPTIONS OF THIS AGREEMENT ARE NOT PART OF THE PROVISIONS HEREOF AND SHALL HAVE NO FORCE OR EFFECT.

                  SEVERABILITY.   THE  INVALIDITY  OR  UNENFORCEABILITY  OF  ANY
PROVISION OF THIS AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT.

                  TRUST. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, COMPANY SHALL ESTABLISH AN IRREVOCABLE TRUST TO FUND AND PAY THE EXECUTIVE THE MAXIMUM AMOUNT OF OBLIGATIONS WHICH COULD REASONABLY BE EXPECTED TO BECOME PAYABLE HEREUNDER UNDER ANY CIRCUMSTANCES (WHICH SHALL BE A "RABBI TRUST" IF SO REQUESTED BY THE EXECUTIVE), WHICH TRUST (I) SHALL HAVE AS TRUSTEE AN INDIVIDUAL ACCEPTABLE TO THE EXECUTIVE, (II) SHALL BE FULLY FUNDED UPON A POTENTIAL CHANGE OF CONTROL, AND (III) SHALL CONTAIN SUCH OTHER TERMS AND
CONDITIONS AS ARE REASONABLY NECESSARY IN THE EXECUTIVE'S DETERMINATION TO ENSURE THE COMPANY'S COMPLIANCE WITH ITS OBLIGATIONS HEREUNDER. IN THE EVENT THE TRUST IS FUNDED DUE TO A POTENTIAL CHANGE OF CONTROL AND A CHANGE OF CONTROL DOES NOT OCCUR WITHIN ONE (1) YEAR OF THE LATEST OCCURRENCE OF A POTENTIAL CHANGE OF CONTROL, THE COMPANY MAY RECOVER ANY AMOUNTS CONTRIBUTED TO AND REMAINING IN THE TRUST. ANY POTENTIAL CHANGE OF CONTROL OR CHANGE OF CONTROL, WHICHEVER OCCURS FIRST, ARISING AFTER SUCH RETURN OF FUNDS TO THE COMPANY SHALL RESULT IN A NEW TRUST FUNDING OBLIGATION UNDER THIS SECTION 8.13. THE COMPANY WILL PAY ALL MANAGEMENT AND OTHER FEES ASSOCIATED WITH THE ADMINISTRATION OF THE TRUST ESTABLISHED PURSUANT TO THIS SECTION 8.13.

IN WITNESS WHEREOF, THE EXECUTIVE AND A DULY AUTHORIZED COMPANY OFFICER HAVE SIGNED THIS AGREEMENT.

EXECUTIVE:                                COMPANY:

                                          THE SOUTH FINANCIAL GROUP, INC.


/s/ Mack I. Whittle, Jr.                  By:  /s/ Mary A. Jeffrey
-----------------------------                 ------------------------------
MACK I. WHITTLE, JR.                           MARY A. JEFFREY
                                               Title: Executive Vice President
                                                Director - Human Resources

                             BENEFICIARY DESIGNATION

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                              MACK I. WHITTLE, JR.

I designate the following as beneficiary of any death benefits under this Supplemental Executive Retirement Agreement:

Primary:
           --------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Contingent:
             ------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


NOTE: TO NAME A TRUST AS  BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(S)
      AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature:
            ------------------------------------------------

Date:
            ------------------------------------------------


Accepted by the Company this ____ day of ____________, 2003.

By:
       ----------------------------------------------------

Title:
       ----------------------------------------------------

                             SCHEDULE A CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

TO DETERMINE THE EXECUTIVE'S EARLY TERMINATION BENEFIT OR DISABILITY  RETIREMENT
BENEFIT  FOR  THE  YEAR  OF  THE   TERMINATION  OF  EMPLOYMENT,   THE  FOLLOWING
CALCULATIONS SHALL BE MADE:

     1. Project the Benefit Basis as of Normal Retirement Age by increasing the Benefit Basis as of the Executive's date of Termination of Employment by 5% per year, compounded annually, until Normal Retirement Age (the "Projected Retirement Benefit Basis").

     2.   Multiply the  Projected  Retirement  Benefit  Basis by the  applicable
          percentage  set  forth  in  2.1.1  (the  product,   "Annual  Projected
          Retirement Benefit").

     3. Calculate the discounted value at Normal Retirement Age of the aggregate Annual Projected Retirement Benefit that would have been paid to the Executive in equal monthly installments over the 180-month period immediately following the Normal Retirement Date, by using the Rate, compounded monthly (such discounted value, the "Lump Sum Projected Retirement Benefit").

     4. Calculate the aggregate amount that has accrued through the end of the year ending immediately prior to the date of the Executive's
          Termination of Employment (including the amount of the Executive's Accrual Balance under the Prior Agreement as of the Effective Date as set forth on Schedule B) by accruing each month from the Effective
          Date through Normal Retirement Age, with interest on such amounts calculated monthly at the Rate, in order to accumulate to the Lump Sum Projected Retirement Benefit as of the Normal Retirement Date (the "Accrual Balance").

IN THE CASE OF EARLY TERMINATION BENEFIT:

     5. Multiply the Accrual Balance by 10% per Year of Service, subject to a maximum of 100% (the "Vested Accrual Balance").

     6. Increase the Vested Accrual Balance by the Rate, compounded monthly, to the Normal Retirement Age (the "Inflated Vested Accrual Balance").

     7. Calculate a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Inflated Vested Accrual Balance at the Rate, compounded monthly.

IN THE CASE OF DISABILITY RETIREMENT BENEFIT:

     5. The Disability Annual Benefit amount is determined by calculating a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Accrual Balance at the Rate, compounded monthly.

                             SCHEDULE B CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                              MACK I. WHITTLE, JR.



Accrual Balance under Prior Agreement as of June 30, 2003:     $474,724

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                                     BETWEEN
                         THE SOUTH FINANCIAL GROUP, INC.
                                       AND
                             WILLIAM S. HUMMERS, III

This Supplemental Executive Retirement Agreement (this "Agreement") is made and entered into as of this 15th day of July, 2003 (the "Effective Date"), by and between William S. Hummers, III, an individual (the "Executive"), and The South Financial Group, Inc., a South Carolina corporation and financial institution holding company headquartered in Greenville, South Carolina (the "Company"). As used herein, the term "Company" shall include the Company and any and all of its subsidiaries where the context so applies.

                                  INTRODUCTION

The Company wishes to provide the Executive with supplemental retirement benefits and thereby encourage the Executive to continue providing services to the Company. The Company will pay the benefits from its general assets.
The Agreement is intended to be a top-hat plan (i.e., an unfunded deferred compensation plan maintained for a member of a select group of management or highly compensated employees) pursuant to Section 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA).

                                    AGREEMENT

The Executive and the Company agree as follows:

                                   Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                 "AFFILIATED  COMPANY"  MEANS  ANY   COMPANY   CONTROLLED    BY,
CONTROLLING OR UNDER COMMON CONTROL WITH THE COMPANY.

                  "BENEFIT BASIS" MEANS THE AVERAGE OF THE HIGHEST THREE FISCAL YEARS OF COMPENSATION (OR SUCH LESSER NUMBER OF YEARS AS THE EXECUTIVE HAS BEEN EMPLOYED BY THE COMPANY) EARNED BY THE EXECUTIVE DURING THE TEN FISCAL YEARS OF THE EXECUTIVE'S EMPLOYMENT PRIOR TO THE TERMINATION OF EMPLOYMENT, OR FOR SUCH LESSER NUMBER OF FISCAL YEARS THAT THE EXECUTIVE WAS EMPLOYED BY THE COMPANY PRIOR TO THE TERMINATION OF EMPLOYMENT, INCLUDING THE YEAR IN WHICH TERMINATION OF EMPLOYMENT OCCURS.

                  "BOARD" MEANS THE BOARD OF DIRECTORS OF THE COMPANY.

                  "CAUSE" MEANS (I) THE WILLFUL AND CONTINUED FAILURE OF THE EXECUTIVE TO PERFORM SUBSTANTIALLY THE EXECUTIVE'S DUTIES WITH THE COMPANY OR ANY AFFILIATED COMPANY (OTHER THAN ANY SUCH FAILURE RESULTING FROM INCAPACITY DUE TO PHYSICAL OR MENTAL ILLNESS OR FOLLOWING THE EXECUTIVE'S INVOLUNTARY TERMINATION), AFTER A WRITTEN DEMAND FOR SUBSTANTIAL PERFORMANCE IS DELIVERED TO THE EXECUTIVE BY THE CHIEF EXECUTIVE OFFICER THAT SPECIFICALLY IDENTIFIES THE MANNER IN WHICH THE CHIEF EXECUTIVE OFFICER BELIEVES THAT THE EXECUTIVE HAS NOT SUBSTANTIALLY PERFORMED THE EXECUTIVE'S DUTIES, OR (II) THE WILLFUL ENGAGING BY THE EXECUTIVE IN ILLEGAL CONDUCT OR GROSS MISCONDUCT, IN EACH CASE, THAT IS MATERIALLY AND DEMONSTRABLY INJURIOUS TO THE COMPANY. FOR PURPOSES OF THIS DEFINITION, NO ACT, OR FAILURE TO ACT, ON THE PART OF THE EXECUTIVE SHALL BE CONSIDERED "WILLFUL" UNLESS IT IS DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN BAD FAITH OR WITHOUT REASONABLE BELIEF THAT THE EXECUTIVE'S ACTION OR OMISSION WAS IN THE BEST INTERESTS OF THE COMPANY. ANY ACT, OR FAILURE TO ACT, BASED UPON AUTHORITY GIVEN PURSUANT TO A RESOLUTION DULY ADOPTED BY THE BOARD, OR UPON INSTRUCTIONS FROM THE CHIEF EXECUTIVE OFFICER, OR BASED UPON THE ADVICE OF COUNSEL FOR THE COMPANY SHALL BE CONCLUSIVELY PRESUMED TO BE DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN GOOD FAITH AND IN THE BEST INTERESTS OF THE COMPANY. THE CESSATION OF EMPLOYMENT OF THE EXECUTIVE SHALL NOT BE DEEMED TO BE FOR CAUSE UNLESS AND UNTIL THERE SHALL HAVE BEEN DELIVERED TO THE EXECUTIVE A COPY OF A RESOLUTION DULY ADOPTED BY THE AFFIRMATIVE VOTE OF NOT LESS THAN THREE-QUARTERS OF THE ENTIRE MEMBERSHIP OF THE BOARD (EXCLUDING THE EXECUTIVE, IF THE EXECUTIVE IS A MEMBER OF THE BOARD) AT A MEETING OF THE BOARD CALLED AND HELD FOR SUCH PURPOSE (AFTER REASONABLE NOTICE IS PROVIDED TO THE EXECUTIVE AND THE EXECUTIVE IS GIVEN AN OPPORTUNITY, TOGETHER WITH COUNSEL FOR THE EXECUTIVE, TO BE HEARD BEFORE THE BOARD), FINDING THAT, IN THE GOOD FAITH OPINION OF THE BOARD, THE EXECUTIVE IS GUILTY OF THE CONDUCT DESCRIBED IN CLAUSE (I) OR (II) OF THIS DEFINITION, AND SPECIFYING THE PARTICULARS THEREOF IN DETAIL.

                  "CHANGE OF CONTROL" MEANS:

                           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section
         1.5,  the  following  acquisitions  shall  not  constitute  a Change of
         Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1.5.3(A), 1.5.3(B) and 1.5.3(C);

                           Any time at  which  individuals  who,  as of the date
         hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                           Consummation of a reorganization,  merger,  statutory
         share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                  "COMPENSATION" MEANS THE EXECUTIVE'S ANNUAL BASE SALARY AND ANNUAL BONUS UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED (AND ANNUALIZED FOR ANY FISCAL YEAR CONSISTING OF LESS THAN 12 FULL MONTHS OR DURING WHICH THE EXECUTIVE WAS EMPLOYED FOR LESS THAN 12 FULL MONTHS) FOR THE RELEVANT FISCAL YEAR. IF THE TERMINATION OF EMPLOYMENT OCCURS PRIOR TO THE END OF THE FISCAL YEAR, THE BONUS AMOUNT FOR SUCH FISCAL YEAR SHALL BE EQUAL TO THE HIGHEST OF THE BONUSES EARNED BY THE EXECUTIVE IN THE PRIOR THREE FISCAL YEARS (OR FOR SUCH LESSER NUMBER OF FISCAL YEARS PRIOR TO THE TERMINATION OF EMPLOYMENT FOR WHICH THE EXECUTIVE WAS ELIGIBLE TO EARN SUCH A BONUS, AND ANNUALIZED IN THE CASE OF ANY BONUS EARNED FOR A PARTIAL FISCAL YEAR).

                  "DISABILITY" MEANS THE ABSENCE OF THE EXECUTIVE FROM THE EXECUTIVE'S DUTIES WITH THE COMPANY ON A FULL-TIME BASIS FOR 180 CONSECUTIVE BUSINESS DAYS AS A RESULT OF INCAPACITY DUE TO MENTAL OR PHYSICAL ILLNESS THAT IS DETERMINED TO BE TOTAL AND PERMANENT BY A PHYSICIAN SELECTED BY THE COMPANY OR ITS INSURERS AND ACCEPTABLE TO THE EXECUTIVE OR THE EXECUTIVE'S LEGAL REPRESENTATIVE.

                  "EARLY RETIREMENT AGE" MEANS THE DATE THAT THE EXECUTIVE HAS ATTAINED AGE 55 AND COMPLETED SEVEN YEARS OF SERVICE.

                  "EARLY RETIREMENT DATE" MEANS THE DATE THAT IS THE LATER OF THE EARLY RETIREMENT AGE OR THE TERMINATION OF EMPLOYMENT, BUT IS BEFORE THE NORMAL RETIREMENT DATE.

                  "EARLY TERMINATION" MEANS THE TERMINATION OF EMPLOYMENT BEFORE EARLY RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY FOR CAUSE, (IV) BY THE COMPANY WITHOUT CAUSE DURING THE TWO YEAR PERIOD FOLLOWING A CHANGE OF CONTROL, (V) INVOLUNTARY TERMINATION.

                  "EARLY TERMINATION DATE" MEANS THE MONTH, DAY AND YEAR IN WHICH EARLY TERMINATION OCCURS.

                  "EFFECTIVE DATE" MEANS JULY 15, 2003.

                  "INVOLUNTARY TERMINATION" MEANS A TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOLLOWING A CHANGE OF CONTROL WHICH, IN THE SOLE JUDGMENT OF THE EXECUTIVE, IS DUE TO (I) A CHANGE OF THE EXECUTIVE'S RESPONSIBILITIES, POSITION (INCLUDING THE EXECUTIVE'S OFFICE, TITLE, REPORTING RELATIONSHIPS OR WORKING CONDITIONS), AUTHORITY OR DUTIES (INCLUDING CHANGES RESULTING FROM THE ASSIGNMENT TO THE EXECUTIVE OF ANY DUTIES INCONSISTENT WITH HIS POSITIONS, DUTIES OR RESPONSIBILITIES AS IN EFFECT IMMEDIATELY PRIOR TO THE CHANGE OF CONTROL); OR (II) A REDUCTION IN THE EXECUTIVE'S ANNUAL BASE SALARY OR ANNUAL BONUS OPPORTUNITY UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED, OR BENEFITS; OR
(III) A FORCED RELOCATION OF THE EXECUTIVE OUTSIDE THE GREENVILLE, SOUTH CAROLINA METROPOLITAN AREA; OR (IV) A SIGNIFICANT INCREASE IN THE EXECUTIVE' TRAVEL REQUIREMENTS (COLLECTIVELY "STATUS CHANGES"); PROVIDED, HOWEVER, EXECUTIVE MUST ELECT TO TERMINATE EXECUTIVE'S EMPLOYMENT WITHIN TWO (2) YEARS OF THE STATUS CHANGE ON WHICH EXECUTIVE BASES EXECUTIVE'S EMPLOYMENT TERMINATION.

                  "NORMAL RETIREMENT AGE" MEANS EXECUTIVE'S 65TH BIRTHDAY.

                  "NORMAL   RETIREMENT  DATE"   MEANS  THE  LATER OF THE  NORMAL
RETIREMENT  AGE OR  TERMINATION  OF EMPLOYMENT.

                  "POTENTIAL CHANGE OF CONTROL" SHALL MEAN:

                  (i) The purchase or other acquisition by any person, entity, or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions, other than the trustee of any other trust or plan maintained for the benefit of employees of the Company, or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 5% or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally;

                  (ii) The announcement by any Person of an intention to take actions which might reasonably result in a business combination between the Company and an entity which has a market capitalization equal to or greater than 80% of the Company;

                  (iii) The issuance of a proxy statement with respect to an election of directors of the Company for which there is proposed one or more directors who are not recommended by the Board or its nominating committee, where the election of such proposed director or directors would result in a Change in Control;

                  (iv) Submission to the Board of nominations which, if approved, would change the executive officer configuration of the Company (at the executive vice president level and above) by 50% or more of such individuals holding such offices;

                  (v) The filing of any regulatory application by any person seeking to effect a Change in Control; or

                  (vi) The   receipt  by  the  Company  of any  other indication
         of the  intent by any  person to seek to effect a Change in Control.

                  "RATE" MEANS THE MOODY'S AA CORPORATE BOND RATE AS REPORTED BY THE SOCIETY OF ACTUARIES AS OF THE EFFECTIVE DATE AND UPDATED ON EACH DECEMBER 31 ANNIVERSARY THEREAFTER.

                  "TERMINATION OF EMPLOYMENT" MEANS THE TERMINATION OF THE EXECUTIVE'S EMPLOYMENT WITH THE COMPANY AND ANY OF ITS SUBSIDIARIES OR
AFFILIATES. IF THE EXECUTIVE IS EMPLOYED BY A SUBSIDIARY OR AN AFFILIATE, THE EXECUTIVE SHALL ALSO BE DEEMED TO INCUR A TERMINATION OF EMPLOYMENT IF THE SUBSIDIARY OR AFFILIATE CEASES TO BE SUCH A SUBSIDIARY OR AN AFFILIATE, AS THE CASE MAY BE, AND THE EXECUTIVE DOES NOT IMMEDIATELY THEREAFTER BECOME AN EMPLOYEE OF THE COMPANY OR ANOTHER SUBSIDIARY OR AFFILIATE. TEMPORARY ABSENCES FROM EMPLOYMENT BECAUSE OF ILLNESS, VACATION OR LEAVE OF ABSENCE AND TRANSFERS AMONG THE COMPANY AND ITS SUBSIDIARIES AND AFFILIATES SHALL NOT BE CONSIDERED TERMINATIONS OF EMPLOYMENT.

                  "VESTING PERCENTAGE" IS THE PERCENTAGE OF THE ACCRUAL BALANCE IN WHICH THE EXECUTIVE IS VESTED AS DETERMINED IN ACCORDANCE WITH SCHEDULE A.

                  "VESTING START DATE" SHALL BE JUNE 1, 1988.

                  "YEAR OF SERVICE" MEANS A TWELVE-MONTH CONTINUOUS PERIOD OF EMPLOYMENT OR A PORTION OF SUCH PERIOD, INCLUDING PERIODS OF AUTHORIZED VACATION, AUTHORIZED LEAVE OF ABSENCE AND SHORT-TERM DISABILITY LEAVE, WITH THE COMPANY OR ANY OF ITS AFFILIATE OR THEIR PREDECESSORS OR SUCCESSORS ROUNDED UP TO THE NEAREST WHOLE NUMBER COMMENCING ON THE VESTING START DATE.

                                Lifetime Benefits

                  NORMAL RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT (I) ON OR AFTER THE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN DEATH, OR (II) UPON TERMINATION OF EMPLOYMENT WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (III) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.1 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.1 is an amount equal to Sixty percent (60.0%) of the Benefit Basis.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.1.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company's Board of Directors, in its sole discretion, may increase the benefit.

                  EARLY RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT ON OR AFTER EARLY RETIREMENT AGE BUT BEFORE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (IV) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.2 IN LIEU OF ANY OTHER BENEFITS UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.2 is an amount equal to the greater of (i) the product of (A) the sum of (x) Fifty percent (50.0%) and (y) Three percent (3.0%) for each Year of Service completed by the Executive after the Early Retirement Age and (B) the Benefit Basis or (ii) the benefit under
         Section 2.3; provided that in no event shall the amount payable under this Section 2.2.1 be greater than the benefit set forth in Section 2.1.1.

                           Payment of Benefit.  The Company shall pay the annual
         benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Termination of Employment on or after Early Retirement Age but before Normal Retirement Age for reasons other than (i) death, (ii) Disability, (iii) by the Company without Cause within two years following a Change of Control or (iv) upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.2.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  EARLY TERMINATION BENEFIT. UPON EARLY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.3 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. The benefit under this Section 2.3 is the Early Termination Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  DISABILITY BENEFIT. IF THE EXECUTIVE TERMINATES EMPLOYMENT DUE TO DISABILITY PRIOR TO NORMAL RETIREMENT AGE, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.4 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, but after Early Retirement Age, the benefit under this Section 2.4 shall be the annual benefit set forth in Section 2.2.1. If the Executive terminates employment due to Disability prior to Early Retirement Age, the benefit under this Section 2.4 is the Disability Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit amount to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Termination of Employment. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                                 Death Benefits

                  DEATH DURING ACTIVE SERVICE. IF THE EXECUTIVE DIES WHILE IN THE ACTIVE SERVICE OF THE COMPANY, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT DESCRIBED IN THIS SECTION 3.1. THIS BENEFIT SHALL BE PAID IN LIEU OF THE LIFETIME BENEFITS OF ARTICLE 2.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 3.1 is equal to the  Disability  Annual  Benefit  described  in
         Section 2.4.1.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive's beneficiary in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's death. The annual benefit shall be paid to the Executive's beneficiary for 180 months.

                  DEATH DURING BENEFIT PERIOD. IF THE EXECUTIVE DIES AFTER THE BENEFIT PAYMENTS HAVE COMMENCED UNDER THIS AGREEMENT BUT BEFORE RECEIVING ALL SUCH PAYMENTS, THE COMPANY SHALL PAY THE REMAINING BENEFITS TO THE EXECUTIVE'S BENEFICIARY AT THE SAME TIME AND IN THE SAME AMOUNTS THEY WOULD HAVE BEEN PAID TO THE EXECUTIVE HAD THE EXECUTIVE SURVIVED.

                  DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE BENEFIT PAYMENTS COMMENCE. IF THE EXECUTIVE IS ENTITLED TO BENEFIT PAYMENTS UNDER THIS AGREEMENT, BUT DIES PRIOR TO THE COMMENCEMENT OF SAID BENEFIT PAYMENTS, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT PAYMENTS THAT THE EXECUTIVE WAS ENTITLED TO PRIOR TO DEATH EXCEPT THAT THE BENEFIT PAYMENTS SHALL COMMENCE ON THE FIRST DAY OF THE MONTH FOLLOWING THE DATE OF THE EXECUTIVE'S DEATH.


                                  Beneficiaries

                  BENEFICIARY DESIGNATIONS. THE EXECUTIVE SHALL DESIGNATE A BENEFICIARY BY FILING A WRITTEN DESIGNATION WITH THE COMPANY. THE EXECUTIVE MAY REVOKE OR MODIFY THE DESIGNATION AT ANY TIME BY FILING A NEW DESIGNATION. HOWEVER, DESIGNATIONS WILL ONLY BE EFFECTIVE IF SIGNED BY THE EXECUTIVE AND ACCEPTED BY THE COMPANY DURING THE EXECUTIVE'S LIFETIME. THE EXECUTIVE'S BENEFICIARY DESIGNATION SHALL BE DEEMED AUTOMATICALLY REVOKED IF THE BENEFICIARY PREDECEASES THE EXECUTIVE, OR IF THE EXECUTIVE NAMES A SPOUSE AS BENEFICIARY AND THE MARRIAGE IS SUBSEQUENTLY DISSOLVED. IF THE EXECUTIVE DIES WITHOUT A VALID BENEFICIARY DESIGNATION, ALL PAYMENTS SHALL BE MADE TO THE EXECUTIVE'S ESTATE.

                  FACILITY OF PAYMENT. IF A BENEFIT IS PAYABLE TO A MINOR, TO A PERSON DECLARED INCAPACITATED, OR TO A PERSON INCAPABLE OF HANDLING THE DISPOSITION OF HIS OR HER PROPERTY, THE COMPANY MAY PAY SUCH BENEFIT TO THE GUARDIAN, LEGAL REPRESENTATIVE OR PERSON HAVING THE CARE OR CUSTODY OF SUCH MINOR, INCAPACITATED PERSON OR INCAPABLE PERSON. THE COMPANY MAY REQUIRE PROOF OF INCAPACITY, MINORITY OR GUARDIANSHIP AS IT MAY DEEM APPROPRIATE PRIOR TO DISTRIBUTION OF THE BENEFIT. SUCH DISTRIBUTION SHALL COMPLETELY DISCHARGE THE COMPANY FROM ALL LIABILITY WITH RESPECT TO SUCH BENEFIT.

                               General Limitations

                    TERMINATION FOR CAUSE. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE COMPANY TERMINATES THE EXECUTIVE'S EMPLOYMENT FOR CAUSE.

                  SUICIDE OR MISSTATEMENT. THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE EXECUTIVE COMMITS SUICIDE WITHIN TWO YEARS AFTER THE DATE OF THIS AGREEMENT.

                          Claims and Review Procedures

                  CLAIMS PROCEDURE. THE COMPANY SHALL NOTIFY ANY PERSON OR ENTITY THAT MAKES A CLAIM AGAINST THE AGREEMENT (THE "CLAIMANT") IN WRITING, WITHIN 90 DAYS OF CLAIMANT'S WRITTEN APPLICATION FOR BENEFITS, OF HIS OR HER ELIGIBILITY OR NONELIGIBILITY FOR BENEFITS UNDER THE AGREEMENT. IF THE COMPANY DETERMINES THAT THE CLAIMANT IS NOT ELIGIBLE FOR BENEFITS OR FULL BENEFITS, THE NOTICE SHALL SET FORTH (1) THE SPECIFIC REASONS FOR SUCH DENIAL, (2) A SPECIFIC REFERENCE TO THE PROVISIONS OF THE AGREEMENT ON WHICH THE DENIAL IS BASED, (3) A DESCRIPTION OF ANY ADDITIONAL INFORMATION OR MATERIAL NECESSARY FOR THE CLAIMANT TO PERFECT HIS OR HER CLAIM, AND A DESCRIPTION OF WHY IT IS NEEDED, AND (4) AN EXPLANATION OF THE AGREEMENT'S CLAIMS REVIEW PROCEDURE AND OTHER APPROPRIATE INFORMATION AS TO THE STEPS TO BE TAKEN IF THE CLAIMANT WISHES TO HAVE THE CLAIM REVIEWED. IF THE COMPANY DETERMINES THAT THERE ARE SPECIAL CIRCUMSTANCES REQUIRING ADDITIONAL TIME TO MAKE A DECISION, THE COMPANY SHALL NOTIFY THE CLAIMANT OF THE SPECIAL CIRCUMSTANCES AND THE DATE BY WHICH A DECISION IS EXPECTED TO BE MADE, AND MAY EXTEND THE TIME FOR UP TO AN ADDITIONAL 90 DAYS.

                  REVIEW PROCEDURE. IF THE CLAIMANT IS DETERMINED BY THE COMPANY NOT TO BE ELIGIBLE FOR BENEFITS, OR IF THE CLAIMANT BELIEVES THAT HE OR SHE IS ENTITLED TO GREATER OR DIFFERENT BENEFITS, THE CLAIMANT SHALL HAVE THE OPPORTUNITY TO HAVE SUCH CLAIM REVIEWED BY THE COMPANY BY FILING A PETITION FOR REVIEW WITH THE COMPANY WITHIN 60 DAYS AFTER RECEIPT OF THE NOTICE ISSUED BY THE COMPANY. SAID PETITION SHALL STATE THE SPECIFIC REASONS WHICH THE CLAIMANT BELIEVES ENTITLE HIM OR HER TO BENEFITS OR TO GREATER OR DIFFERENT BENEFITS. WITHIN 60 DAYS AFTER RECEIPT BY THE COMPANY OF THE PETITION, THE COMPANY SHALL AFFORD THE CLAIMANT (AND COUNSEL, IF ANY) AN OPPORTUNITY TO PRESENT HIS OR HER POSITION TO THE COMPANY VERBALLY OR IN WRITING, AND THE CLAIMANT (OR COUNSEL) SHALL HAVE THE RIGHT TO REVIEW THE PERTINENT DOCUMENTS. THE COMPANY SHALL NOTIFY THE CLAIMANT OF ITS DECISION IN WRITING WITHIN THE 60-DAY PERIOD, STATING SPECIFICALLY THE BASIS OF ITS DECISION, WRITTEN IN A MANNER CALCULATED TO BE UNDERSTOOD BY THE CLAIMANT AND THE SPECIFIC PROVISIONS OF THE AGREEMENT ON WHICH THE DECISION IS BASED. IF, BECAUSE OF THE NEED FOR A HEARING, THE 60-DAY PERIOD IS NOT SUFFICIENT, THE DECISION MAY BE DEFERRED FOR UP TO ANOTHER 60 DAYS AT THE ELECTION OF THE COMPANY, BUT NOTICE OF THIS DEFERRAL SHALL BE GIVEN TO THE CLAIMANT.

                           Amendments and Termination

This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                                  Miscellaneous

                  BINDING EFFECT.  THIS  AGREEMENT   SHALL  BIND  THE  EXECUTIVE
AND  THE  COMPANY,   AND  THEIR BENEFICIARIES, SURVIVORS, EXECUTORS, SUCCESSORS,
ADMINISTRATORS AND TRANSFEREES.

                  NO GUARANTEE OF EMPLOYMENT. THIS AGREEMENT IS NOT AN EMPLOYMENT POLICY OR CONTRACT. IT DOES NOT GIVE THE EXECUTIVE THE RIGHT TO REMAIN AN EMPLOYEE OF THE COMPANY, NOR DOES IT INTERFERE WITH THE COMPANY'S RIGHT TO DISCHARGE THE EXECUTIVE. IT ALSO DOES NOT REQUIRE THE EXECUTIVE TO REMAIN AN EMPLOYEE NOR INTERFERE WITH THE EXECUTIVE'S RIGHT TO TERMINATE EMPLOYMENT AT ANY TIME.

                  NON-TRANSFERABILITY. BENEFITS UNDER THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ATTACHED OR ENCUMBERED IN ANY MANNER.

                  SUCCESSORS. THIS AGREEMENT IS PERSONAL TO THE EXECUTIVE, AND, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, SHALL NOT BE ASSIGNABLE BY THE EXECUTIVE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION. THIS
AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE EXECUTIVE'S LEGAL REPRESENTATIVES. THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THE COMPANY AND ITS SUCCESSORS AND ASSIGNS. SUBJECT TO THE FOLLOWING SENTENCES OF THIS SECTION 8.4, THIS AGREEMENT SHALL NOT BE ASSIGNABLE BY THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE EXECUTIVE. THE COMPANY WILL REQUIRE ANY SUCCESSOR (WHETHER DIRECT OR INDIRECT, BY PURCHASE, MERGER, CONSOLIDATION OR OTHERWISE) TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS AND/OR ASSETS OF THE COMPANY TO ASSUME EXPRESSLY AND AGREE TO PERFORM THIS AGREEMENT IN THE SAME MANNER AND TO THE SAME EXTENT THAT THE COMPANY WOULD BE REQUIRED TO PERFORM IT IF NO SUCH SUCCESSION HAD TAKEN PLACE. "COMPANY" MEANS THE COMPANY AS HEREINBEFORE DEFINED AND ANY SUCCESSOR TO ITS BUSINESS AND/OR ASSETS AS AFORESAID THAT ASSUMES AND AGREES TO PERFORM THIS AGREEMENT BY OPERATION OF LAW OR OTHERWISE.

                  TAX WITHHOLDING. THE COMPANY SHALL WITHHOLD ANY TAXES THAT ARE REQUIRED TO BE WITHHELD FROM THE BENEFITS PROVIDED UNDER THIS AGREEMENT.

                  APPLICABLE LAW. THE AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  UNFUNDED ARRANGEMENT. THE EXECUTIVE AND BENEFICIARY ARE GENERAL UNSECURED CREDITORS OF THE COMPANY FOR THE PAYMENT OF BENEFITS UNDER THIS AGREEMENT. THE BENEFITS REPRESENT THE MERE PROMISE BY THE COMPANY TO PAY SUCH BENEFITS. THE RIGHTS TO BENEFITS ARE NOT SUBJECT IN ANY MANNER TO ANTICIPATION, ALIENATION, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE, ATTACHMENT, OR GARNISHMENT BY CREDITORS.

                  ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE AS TO THE SUBJECT MATTER HEREOF. NO RIGHTS ARE GRANTED TO THE EXECUTIVE BY VIRTUE OF THIS AGREEMENT OTHER THAN

THOSE SPECIFICALLY SET FORTH HEREIN. FROM AND AFTER THE EFFECTIVE DATE, THIS AGREEMENT SHALL SUPERSEDE ANY OTHER AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF INCLUDING WITHOUT LIMITATION THE SUPPLEMENTAL EXECUTIVE BENEFIT AGREEMENT BETWEEN THE EXECUTIVE AND THE COMPANY DATED AS OF DECEMBER 14, 2002 (THE "PRIOR AGREEMENT").

                  ADMINISTRATION AND RECORDKEEPING AUTHORITY. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE COMPANY SHALL HAVE THE SOLE RESPONSIBILITY FOR AND THE SOLE CONTROL OF THE OPERATION, ADMINISTRATION, AND RECORDKEEPING OF THIS AGREEMENT AND SHALL HAVE THE POWER AND AUTHORITY TO TAKE ALL ACTION AND TO MAKE ALL DECISIONS AND INTERPRETATIONS THAT MAY BE NECESSARY OR APPROPRIATE IN ORDER TO ADMINISTER AND OPERATE THE AGREEMENT, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE POWER, DUTY, AND RESPONSIBILITY TO:

                           RESOLVE AND DETERMINE ALL DISPUTES OR QUESTIONS ARISING UNDER THE AGREEMENT, INCLUDING THE POWER TO DETERMINE THE RIGHTS OF THE PARTICIPANT AND BENEFICIARIES AND THEIR RESPECTIVE BENEFITS, AND TO REMEDY ANY AMBIGUITIES, INCONSISTENCIES, OR OMISSIONS IN THE AGREEMENT;

                           ADOPT SUCH RULES OF PROCEDURE AND REGULATIONS AS IN ITS OPINION MAY BE NECESSARY FOR THE PROPER AND EFFICIENT ADMINISTRATION OF THE AGREEMENT AND AS ARE CONSISTENT WITH THE AGREEMENT;

                           IMPLEMENT THE AGREEMENT IN ACCORDANCE WITH ITS TERMS;

                           ESTABLISH AND REVISE THE METHOD OF ACCOUNTING FOR THE AGREEMENT; AND

                           MAINTAIN A RECORD OF BENEFIT PAYMENTS.

                  NAMED FIDUCIARY. THE COMPANY SHALL BE THE NAMED FIDUCIARY AND PLAN ADMINISTRATOR UNDER THE AGREEMENT. THE NAMED FIDUCIARY MAY DELEGATE TO OTHERS CERTAIN ASPECTS OF THE MANAGEMENT AND OPERATION RESPONSIBILITIES OF THE PLAN INCLUDING THE EMPLOYMENT OF ADVISORS AND THE DELEGATION OF MINISTERIAL DUTIES TO QUALIFIED INDIVIDUALS.

                  CAPTIONS. THE CAPTIONS OF THIS AGREEMENT ARE NOT PART OF THE PROVISIONS HEREOF AND SHALL HAVE NO FORCE OR EFFECT.

                  SEVERABILITY.   THE  INVALIDITY  OR  UNENFORCEABILITY  OF  ANY
PROVISION OF THIS AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT.

                  TRUST. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, COMPANY SHALL ESTABLISH AN IRREVOCABLE TRUST TO FUND AND PAY THE EXECUTIVE THE MAXIMUM AMOUNT OF OBLIGATIONS WHICH COULD REASONABLY BE EXPECTED TO BECOME PAYABLE HEREUNDER UNDER ANY CIRCUMSTANCES (WHICH SHALL BE A "RABBI TRUST" IF SO REQUESTED BY THE EXECUTIVE), WHICH TRUST (I) SHALL HAVE AS TRUSTEE AN INDIVIDUAL ACCEPTABLE TO THE EXECUTIVE, (II) SHALL BE FULLY FUNDED UPON A POTENTIAL CHANGE OF CONTROL, AND (III) SHALL CONTAIN SUCH OTHER TERMS AND
CONDITIONS AS ARE REASONABLY NECESSARY IN THE EXECUTIVE'S DETERMINATION TO ENSURE THE COMPANY'S COMPLIANCE WITH ITS OBLIGATIONS HEREUNDER. IN THE EVENT THE TRUST IS FUNDED DUE TO A POTENTIAL CHANGE OF CONTROL AND A CHANGE OF CONTROL DOES NOT OCCUR WITHIN ONE (1) YEAR OF THE LATEST OCCURRENCE OF A POTENTIAL CHANGE OF CONTROL, THE COMPANY MAY RECOVER ANY AMOUNTS CONTRIBUTED TO AND REMAINING IN THE TRUST. ANY POTENTIAL CHANGE OF CONTROL OR CHANGE OF CONTROL, WHICHEVER OCCURS FIRST, ARISING AFTER SUCH RETURN OF FUNDS TO THE COMPANY SHALL RESULT IN A NEW TRUST FUNDING OBLIGATION UNDER THIS SECTION 8.13. THE COMPANY WILL PAY ALL MANAGEMENT AND OTHER FEES ASSOCIATED WITH THE ADMINISTRATION OF THE TRUST ESTABLISHED PURSUANT TO THIS SECTION 8.13.

IN WITNESS WHEREOF, THE EXECUTIVE AND A DULY AUTHORIZED COMPANY OFFICER HAVE SIGNED THIS AGREEMENT. EXECUTIVE:

                                             COMPANY:

                                             THE SOUTH FINANCIAL GROUP, INC.


/s/ William S. Hummers, III                  By: /s/ Mary A. Jeffrey
-------------------------------                  ----------------------------
WILLIAM S. HUMMERS, III                          MARY A. JEFFREY
                                             Title: Executive Vice President

                             BENEFICIARY DESIGNATION

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                             WILLIAM S. HUMMERS, III


I designate the following as beneficiary of any death benefits under this Supplemental Executive Retirement Agreement:

Primary:
          ---------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Contingent:
              -----------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


NOTE: TO NAME A TRUST AS BENEFICIARY,  PLEASE PROVIDE THE NAME OF THE TRUSTEE(S)
      AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature:
          -------------------------------------------

Date:
          -------------------------------------------


Accepted by the Company this ____ day of ____________, 2003.

By:
    ----------------------------------------------

Title:
      --------------------------------------------

                             SCHEDULE A CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

TO DETERMINE THE EXECUTIVE'S EARLY TERMINATION BENEFIT OR DISABILITY  RETIREMENT
BENEFIT  FOR  THE  YEAR  OF  THE   TERMINATION  OF  EMPLOYMENT,   THE  FOLLOWING
CALCULATIONS SHALL BE MADE:

     8. Project the Benefit Basis as of Normal Retirement Age by increasing the Benefit Basis as of the Executive's date of Termination of Employment by 5% per year, compounded annually, until Normal Retirement Age (the "Projected Retirement Benefit Basis").

     9.   Multiply the  Projected  Retirement  Benefit  Basis by the  applicable
          percentage  set  forth  in  2.1.1  (the  product,   "Annual  Projected
          Retirement Benefit").

     10. Calculate the discounted value at Normal Retirement Age of the aggregate Annual Projected Retirement Benefit that would have been paid to the Executive in equal monthly installments over the 180-month period immediately following the Normal Retirement Date, by using the Rate, compounded monthly (such discounted value, the "Lump Sum Projected Retirement Benefit").

     11. Calculate the aggregate amount that has accrued through the end of the year ending immediately prior to the date of the Executive's
          Termination of Employment (including the amount of the Executive's Accrual Balance under the Prior Agreement as of the Effective Date as set forth on Schedule B) by accruing each month from the Effective
          Date through Normal Retirement Age, with interest on such amounts calculated monthly at the Rate, in order to accumulate to the Lump Sum Projected Retirement Benefit as of the Normal Retirement Date (the "Accrual Balance").

IN THE CASE OF EARLY TERMINATION BENEFIT:

     12. Multiply the Accrual Balance by 10% per Year of Service, subject to a maximum of 100% (the "Vested Accrual Balance").

     13. Increase the Vested Accrual Balance by the Rate, compounded monthly, to the Normal Retirement Age (the "Inflated Vested Accrual Balance").

     14. Calculate a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Inflated Vested Accrual Balance at the Rate, compounded monthly.

IN THE CASE OF DISABILITY RETIREMENT BENEFIT:

     5. The Disability Annual Benefit amount is determined by calculating a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Accrual Balance at the Rate, compounded monthly.

                             SCHEDULE B CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                             WILLIAM S. HUMMERS, III


Accrual Balance under Prior Agreement as of June 30, 2003:    $256,478.00

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                                     BETWEEN
                         THE SOUTH FINANCIAL GROUP, INC.
                                       AND
                               JAMES W. TERRY, JR.


This Supplemental Executive Retirement Agreement (this "Agreement") is made and entered into as of this 15th day of July, 2003 (the "Effective Date"), by and between James W. Terry, Jr., an individual (the "Executive"), and The South Financial Group, Inc., a South Carolina corporation and financial institution holding company headquartered in Greenville, South Carolina (the "Company"). As used herein, the term "Company" shall include the Company and any and all of its subsidiaries where the context so applies.

                                  INTRODUCTION

The Company wishes to provide the Executive with supplemental retirement benefits and thereby encourage the Executive to continue providing services to the Company. The Company will pay the benefits from its general assets.
The Agreement is intended to be a top-hat plan (i.e., an unfunded deferred compensation plan maintained for a member of a select group of management or highly compensated employees) pursuant to Section 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA).

                                    AGREEMENT

The Executive and the Company agree as follows:

                                   Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  "AFFILIATED   COMPANY"   MEANS  ANY   COMPANY   CONTROLLED BY,
CONTROLLING OR UNDER COMMON CONTROL WITH THE COMPANY.

                  "BENEFIT BASIS" MEANS THE AVERAGE OF THE HIGHEST THREE FISCAL YEARS OF COMPENSATION (OR SUCH LESSER NUMBER OF YEARS AS THE EXECUTIVE HAS BEEN EMPLOYED BY THE COMPANY) EARNED BY THE EXECUTIVE DURING THE TEN FISCAL YEARS OF THE EXECUTIVE'S EMPLOYMENT PRIOR TO THE TERMINATION OF EMPLOYMENT, OR FOR SUCH LESSER NUMBER OF FISCAL YEARS THAT THE EXECUTIVE WAS EMPLOYED BY THE COMPANY PRIOR TO THE TERMINATION OF EMPLOYMENT, INCLUDING THE YEAR IN WHICH TERMINATION OF EMPLOYMENT OCCURS.

                  "BOARD" MEANS THE BOARD OF DIRECTORS OF THE COMPANY.

                  "CAUSE" MEANS (I) THE WILLFUL AND CONTINUED FAILURE OF THE EXECUTIVE TO PERFORM SUBSTANTIALLY THE EXECUTIVE'S DUTIES WITH THE COMPANY OR ANY AFFILIATED COMPANY (OTHER THAN ANY SUCH FAILURE RESULTING FROM INCAPACITY DUE TO PHYSICAL OR MENTAL ILLNESS OR FOLLOWING THE EXECUTIVE'S INVOLUNTARY TERMINATION), AFTER A WRITTEN DEMAND FOR SUBSTANTIAL PERFORMANCE IS DELIVERED TO THE EXECUTIVE BY THE CHIEF EXECUTIVE OFFICER THAT SPECIFICALLY IDENTIFIES THE MANNER IN WHICH THE CHIEF EXECUTIVE OFFICER OF THE COMPANY BELIEVES THAT THE EXECUTIVE HAS NOT SUBSTANTIALLY PERFORMED THE EXECUTIVE'S DUTIES, OR (II) THE WILLFUL ENGAGING BY THE EXECUTIVE IN ILLEGAL CONDUCT OR GROSS MISCONDUCT, IN EACH CASE, THAT IS MATERIALLY AND DEMONSTRABLY INJURIOUS TO THE COMPANY. FOR PURPOSES OF THIS DEFINITION, NO ACT, OR FAILURE TO ACT, ON THE PART OF THE EXECUTIVE SHALL BE CONSIDERED "WILLFUL" UNLESS IT IS DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN BAD FAITH OR WITHOUT REASONABLE BELIEF THAT THE EXECUTIVE'S ACTION OR OMISSION WAS IN THE BEST INTERESTS OF THE COMPANY. ANY ACT, OR FAILURE TO ACT, BASED UPON AUTHORITY GIVEN PURSUANT TO A RESOLUTION DULY ADOPTED BY THE BOARD, OR UPON INSTRUCTIONS OF THE CHIEF EXECUTIVE OFFICER OR SENIOR OFFICER, OR BASED UPON THE ADVICE OF COUNSEL FOR THE COMPANY SHALL BE CONCLUSIVELY PRESUMED TO BE DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN GOOD FAITH AND IN THE BEST INTERESTS OF THE COMPANY. THE CESSATION OF EMPLOYMENT OF THE EXECUTIVE SHALL NOT BE DEEMED TO BE FOR CAUSE UNLESS AND UNTIL THERE SHALL HAVE BEEN DELIVERED TO THE EXECUTIVE A COPY OF A RESOLUTION DULY ADOPTED BY THE AFFIRMATIVE VOTE OF NOT LESS THAN THREE-QUARTERS OF THE ENTIRE MEMBERSHIP OF THE BOARD (EXCLUDING THE EXECUTIVE, IF THE EXECUTIVE IS A MEMBER OF THE
BOARD) AT A MEETING OF THE BOARD CALLED AND HELD FOR SUCH PURPOSE (AFTER REASONABLE NOTICE IS PROVIDED TO THE EXECUTIVE AND THE EXECUTIVE IS GIVEN AN OPPORTUNITY, TOGETHER WITH COUNSEL FOR THE EXECUTIVE, TO BE HEARD BEFORE THE BOARD), FINDING THAT, IN THE GOOD FAITH OPINION OF THE BOARD, THE EXECUTIVE IS GUILTY OF THE CONDUCT DESCRIBED IN CLAUSE (I) OR (II) OF THIS DEFINITION, AND SPECIFYING THE PARTICULARS THEREOF IN DETAIL.

                  "CHANGE OF CONTROL" MEANS:

                           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section
         1.5,  the  following  acquisitions  shall  not  constitute  a Change of
         Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1.5.3(A), 1.5.3(B) and 1.5.3(C);

                           Any time at  which  individuals  who,  as of the date
         hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                           Consummation of a reorganization,  merger,  statutory
         share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                  "COMPENSATION" MEANS THE EXECUTIVE'S ANNUAL BASE SALARY AND ANNUAL BONUS UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR

PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED (AND ANNUALIZED FOR ANY FISCAL YEAR CONSISTING OF LESS THAN 12 FULL MONTHS OR DURING WHICH THE EXECUTIVE WAS EMPLOYED FOR LESS THAN 12 FULL MONTHS) FOR THE RELEVANT FISCAL YEAR. IF THE TERMINATION OF EMPLOYMENT OCCURS PRIOR TO THE END OF THE FISCAL YEAR, THE BONUS AMOUNT FOR SUCH FISCAL YEAR SHALL BE EQUAL TO THE HIGHEST OF THE BONUSES EARNED BY THE EXECUTIVE IN THE PRIOR THREE FISCAL YEARS (OR FOR SUCH LESSER NUMBER OF FISCAL YEARS PRIOR TO THE TERMINATION OF EMPLOYMENT FOR WHICH THE EXECUTIVE WAS ELIGIBLE TO EARN SUCH A BONUS, AND ANNUALIZED IN THE CASE OF ANY BONUS EARNED FOR A PARTIAL FISCAL YEAR).

                  "DISABILITY" MEANS THE ABSENCE OF THE EXECUTIVE FROM THE EXECUTIVE'S DUTIES WITH THE COMPANY ON A FULL-TIME BASIS FOR 180 CONSECUTIVE BUSINESS DAYS AS A RESULT OF INCAPACITY DUE TO MENTAL OR PHYSICAL ILLNESS THAT IS DETERMINED TO BE TOTAL AND PERMANENT BY A PHYSICIAN SELECTED BY THE COMPANY OR ITS INSURERS AND ACCEPTABLE TO THE EXECUTIVE OR THE EXECUTIVE'S LEGAL REPRESENTATIVE.

                  "EARLY RETIREMENT AGE" MEANS THE DATE THAT THE EXECUTIVE HAS ATTAINED AGE 55 AND COMPLETED SEVEN YEARS OF SERVICE.

                  "EARLY RETIREMENT DATE" MEANS THE DATE THAT IS THE LATER OF THE EARLY RETIREMENT AGE OR THE TERMINATION OF EMPLOYMENT, BUT IS BEFORE THE NORMAL RETIREMENT DATE.

                  "EARLY TERMINATION" MEANS THE TERMINATION OF EMPLOYMENT BEFORE EARLY RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY FOR CAUSE, (IV) BY THE COMPANY WITHOUT CAUSE DURING THE TWO YEAR PERIOD FOLLOWING A CHANGE OF CONTROL, (V) INVOLUNTARY TERMINATION.

                  "EARLY TERMINATION DATE" MEANS THE MONTH, DAY AND YEAR IN WHICH EARLY TERMINATION OCCURS.

                  "EFFECTIVE DATE" MEANS JULY 15, 2003.

                  "INVOLUNTARY TERMINATION" MEANS A TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOLLOWING A CHANGE OF CONTROL WHICH, IN THE SOLE JUDGMENT OF THE EXECUTIVE, IS DUE TO (I) A CHANGE OF THE EXECUTIVE'S RESPONSIBILITIES, POSITION (INCLUDING THE EXECUTIVE'S OFFICE, TITLE, REPORTING RELATIONSHIPS OR WORKING CONDITIONS), AUTHORITY OR DUTIES (INCLUDING CHANGES RESULTING FROM THE ASSIGNMENT TO THE EXECUTIVE OF ANY DUTIES INCONSISTENT WITH HIS POSITIONS, DUTIES OR RESPONSIBILITIES AS IN EFFECT IMMEDIATELY PRIOR TO THE CHANGE OF CONTROL); OR (II) A REDUCTION IN THE EXECUTIVE'S ANNUAL BASE SALARY OR ANNUAL BONUS OPPORTUNITY UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED, OR BENEFITS; OR
(III) A FORCED RELOCATION OF THE EXECUTIVE OUTSIDE THE GREENVILLE, SOUTH CAROLINA METROPOLITAN AREA; OR (IV) A SIGNIFICANT INCREASE IN THE EXECUTIVE' TRAVEL REQUIREMENTS (COLLECTIVELY "STATUS CHANGES"); PROVIDED, HOWEVER, EXECUTIVE MUST ELECT TO TERMINATE EXECUTIVE'S EMPLOYMENT WITHIN TWO (2) YEARS OF THE STATUS CHANGE ON WHICH EXECUTIVE BASES EXECUTIVE'S EMPLOYMENT TERMINATION.

                  "NORMAL RETIREMENT AGE" MEANS EXECUTIVE'S 65TH BIRTHDAY.

                  "NORMAL  RETIREMENT  DATE"  MEANS   THE  LATER OF  THE  NORMAL
RETIREMENT  AGE OR  TERMINATION  OF EMPLOYMENT.

                  "RATE" MEANS THE MOODY'S AA CORPORATE BOND RATE AS REPORTED BY THE SOCIETY OF ACTUARIES AS OF THE EFFECTIVE DATE AND UPDATED ON EACH DECEMBER 31ST THEREAFTER.

                  "TERMINATION OF EMPLOYMENT" MEANS THE TERMINATION OF THE EXECUTIVE'S EMPLOYMENT WITH THE COMPANY AND ANY OF ITS SUBSIDIARIES OR
AFFILIATES. IF THE EXECUTIVE IS EMPLOYED BY A SUBSIDIARY OR AN AFFILIATE, THE EXECUTIVE SHALL ALSO BE DEEMED TO INCUR A TERMINATION OF EMPLOYMENT IF THE SUBSIDIARY OR AFFILIATE CEASES TO BE SUCH A SUBSIDIARY OR AN AFFILIATE, AS THE CASE MAY BE, AND THE EXECUTIVE DOES NOT IMMEDIATELY THEREAFTER BECOME AN EMPLOYEE OF THE COMPANY OR ANOTHER SUBSIDIARY OR AFFILIATE. TEMPORARY ABSENCES FROM EMPLOYMENT BECAUSE OF ILLNESS, VACATION OR LEAVE OF ABSENCE AND TRANSFERS AMONG THE COMPANY AND ITS SUBSIDIARIES AND AFFILIATES SHALL NOT BE CONSIDERED TERMINATIONS OF EMPLOYMENT.

                  "VESTING PERCENTAGE" IS THE PERCENTAGE OF THE ACCRUAL BALANCE IN WHICH THE EXECUTIVE IS VESTED AS DETERMINED IN ACCORDANCE WITH SCHEDULE A.

                  "VESTING START DATE" SHALL BE MAY 23, 1991.

                  "YEAR OF SERVICE" MEANS A TWELVE-MONTH CONTINUOUS PERIOD OF EMPLOYMENT OR A PORTION OF SUCH PERIOD, INCLUDING PERIODS OF AUTHORIZED VACATION, AUTHORIZED LEAVE OF ABSENCE AND SHORT-TERM DISABILITY LEAVE, WITH THE

COMPANY OR ANY OF ITS AFFILIATE OR THEIR PREDECESSORS OR SUCCESSORS ROUNDED UP TO THE NEAREST WHOLE NUMBER COMMENCING ON THE VESTING START DATE.

                                Lifetime Benefits

                  NORMAL RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT (I) ON OR AFTER THE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN DEATH, OR (II) UPON TERMINATION OF EMPLOYMENT WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (III) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.1 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.1 is an amount equal to Sixty percent (60.0%) of the Benefit Basis.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.1.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company's Board of Directors, in its sole discretion, may increase the benefit.

                  EARLY RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT ON OR AFTER EARLY RETIREMENT AGE BUT BEFORE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (IV) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.2 IN LIEU OF ANY OTHER BENEFITS UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.2 is an amount equal to the greater of (i) the product of (A) the sum of (x) Thirty percent (30.0%) and (y) Three percent (3.0%) for each Year of Service completed by the Executive after the Early Retirement Age and (B) the Benefit Basis or (ii) the benefit under
         Section 2.3; provided that in no event shall the amount payable under this Section 2.2.1 be greater than the benefit set forth in Section 2.1.1.

                           Payment of Benefit.  The Company shall pay the annual
         benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Termination of Employment on or after Early Retirement Age but before Normal Retirement Age for reasons other than (i) death, (ii) Disability, (iii) by the Company without Cause within two years following a Change of Control or (iv) upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.2.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  EARLY TERMINATION BENEFIT. UPON EARLY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.3 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. The benefit under this Section 2.3 is the Early Termination Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  DISABILITY BENEFIT. IF THE EXECUTIVE TERMINATES EMPLOYMENT DUE TO DISABILITY PRIOR TO NORMAL RETIREMENT AGE, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.4 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, but after Early Retirement Age, the benefit under this Section 2.4 shall be the annual benefit set forth in Section 2.2.1. If the Executive terminates employment due to Disability prior to Early Retirement Age, the benefit under this Section 2.4 is the Disability Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit amount to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Termination of Employment. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                                 Death Benefits

                  DEATH DURING ACTIVE SERVICE. IF THE EXECUTIVE DIES WHILE IN THE ACTIVE SERVICE OF THE COMPANY, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT DESCRIBED IN THIS SECTION 3.1. THIS BENEFIT SHALL BE PAID IN LIEU OF THE LIFETIME BENEFITS OF ARTICLE 2.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 3.1 is equal to the  Disability  Annual  Benefit  described  in
         Section 2.4.1.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive's beneficiary in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's death. The annual benefit shall be paid to the Executive's beneficiary for 180 months.

                  DEATH DURING BENEFIT PERIOD. IF THE EXECUTIVE DIES AFTER THE BENEFIT PAYMENTS HAVE COMMENCED UNDER THIS AGREEMENT BUT BEFORE RECEIVING ALL SUCH PAYMENTS, THE COMPANY SHALL PAY THE REMAINING BENEFITS TO THE EXECUTIVE'S BENEFICIARY AT THE SAME TIME AND IN THE SAME AMOUNTS THEY WOULD HAVE BEEN PAID TO THE EXECUTIVE HAD THE EXECUTIVE SURVIVED.

                  DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE BENEFIT PAYMENTS COMMENCE. IF THE EXECUTIVE IS ENTITLED TO BENEFIT PAYMENTS UNDER THIS AGREEMENT, BUT DIES PRIOR TO THE COMMENCEMENT OF SAID BENEFIT PAYMENTS, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT PAYMENTS THAT THE EXECUTIVE WAS ENTITLED TO PRIOR TO DEATH EXCEPT THAT THE BENEFIT PAYMENTS SHALL COMMENCE ON THE FIRST DAY OF THE MONTH FOLLOWING THE DATE OF THE EXECUTIVE'S DEATH.

                                  Beneficiaries

                  BENEFICIARY DESIGNATIONS. THE EXECUTIVE SHALL DESIGNATE A BENEFICIARY BY FILING A WRITTEN DESIGNATION WITH THE COMPANY. THE EXECUTIVE MAY REVOKE OR MODIFY THE DESIGNATION AT ANY TIME BY FILING A NEW DESIGNATION. HOWEVER, DESIGNATIONS WILL ONLY BE EFFECTIVE IF SIGNED BY THE EXECUTIVE AND ACCEPTED BY THE COMPANY DURING THE EXECUTIVE'S LIFETIME. THE EXECUTIVE'S BENEFICIARY DESIGNATION SHALL BE DEEMED AUTOMATICALLY REVOKED IF THE BENEFICIARY

PREDECEASES THE EXECUTIVE, OR IF THE EXECUTIVE NAMES A SPOUSE AS BENEFICIARY AND THE MARRIAGE IS SUBSEQUENTLY DISSOLVED. IF THE EXECUTIVE DIES WITHOUT A VALID BENEFICIARY DESIGNATION, ALL PAYMENTS SHALL BE MADE TO THE EXECUTIVE'S ESTATE.

                  FACILITY OF PAYMENT. IF A BENEFIT IS PAYABLE TO A MINOR, TO A PERSON DECLARED INCAPACITATED, OR TO A PERSON INCAPABLE OF HANDLING THE DISPOSITION OF HIS OR HER PROPERTY, THE COMPANY MAY PAY SUCH BENEFIT TO THE GUARDIAN, LEGAL REPRESENTATIVE OR PERSON HAVING THE CARE OR CUSTODY OF SUCH MINOR, INCAPACITATED PERSON OR INCAPABLE PERSON. THE COMPANY MAY REQUIRE PROOF OF INCAPACITY, MINORITY OR GUARDIANSHIP AS IT MAY DEEM APPROPRIATE PRIOR TO DISTRIBUTION OF THE BENEFIT. SUCH DISTRIBUTION SHALL COMPLETELY DISCHARGE THE COMPANY FROM ALL LIABILITY WITH RESPECT TO SUCH BENEFIT.

                               General Limitations

                  TERMINATION FOR CAUSE. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE COMPANY TERMINATES THE EXECUTIVE'S EMPLOYMENT FOR CAUSE.

                  SUICIDE OR MISSTATEMENT. THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE EXECUTIVE COMMITS SUICIDE WITHIN TWO YEARS AFTER THE DATE OF THIS AGREEMENT.

                          Claims and Review Procedures

                  CLAIMS PROCEDURE. THE COMPANY SHALL NOTIFY ANY PERSON OR ENTITY THAT MAKES A CLAIM AGAINST THE AGREEMENT (THE "CLAIMANT") IN WRITING, WITHIN 90 DAYS OF CLAIMANT'S WRITTEN APPLICATION FOR BENEFITS, OF HIS OR HER ELIGIBILITY OR NONELIGIBILITY FOR BENEFITS UNDER THE AGREEMENT. IF THE COMPANY DETERMINES THAT THE CLAIMANT IS NOT ELIGIBLE FOR BENEFITS OR FULL BENEFITS, THE NOTICE SHALL SET FORTH (1) THE SPECIFIC REASONS FOR SUCH DENIAL, (2) A SPECIFIC REFERENCE TO THE PROVISIONS OF THE AGREEMENT ON WHICH THE DENIAL IS BASED, (3) A DESCRIPTION OF ANY ADDITIONAL INFORMATION OR MATERIAL NECESSARY FOR THE CLAIMANT TO PERFECT HIS OR HER CLAIM, AND A DESCRIPTION OF WHY IT IS NEEDED, AND (4) AN EXPLANATION OF THE AGREEMENT'S CLAIMS REVIEW PROCEDURE AND OTHER APPROPRIATE INFORMATION AS TO THE STEPS TO BE TAKEN IF THE CLAIMANT WISHES TO HAVE THE CLAIM REVIEWED. IF THE COMPANY DETERMINES THAT THERE ARE SPECIAL CIRCUMSTANCES REQUIRING ADDITIONAL TIME TO MAKE A DECISION, THE COMPANY SHALL NOTIFY THE CLAIMANT OF THE SPECIAL CIRCUMSTANCES AND THE DATE BY WHICH A DECISION IS EXPECTED TO BE MADE, AND MAY EXTEND THE TIME FOR UP TO AN ADDITIONAL 90 DAYS.

                  REVIEW PROCEDURE. IF THE CLAIMANT IS DETERMINED BY THE COMPANY NOT TO BE ELIGIBLE FOR BENEFITS, OR IF THE CLAIMANT BELIEVES THAT HE OR SHE IS ENTITLED TO GREATER OR DIFFERENT BENEFITS, THE CLAIMANT SHALL HAVE THE OPPORTUNITY TO HAVE SUCH CLAIM REVIEWED BY THE COMPANY BY FILING A PETITION FOR REVIEW WITH THE COMPANY WITHIN 60 DAYS AFTER RECEIPT OF THE NOTICE ISSUED BY THE COMPANY. SAID PETITION SHALL STATE THE SPECIFIC REASONS WHICH THE CLAIMANT BELIEVES ENTITLE HIM OR HER TO BENEFITS OR TO GREATER OR DIFFERENT BENEFITS. WITHIN 60 DAYS AFTER RECEIPT BY THE COMPANY OF THE PETITION, THE COMPANY SHALL AFFORD THE CLAIMANT (AND COUNSEL, IF ANY) AN OPPORTUNITY TO PRESENT HIS OR HER POSITION TO THE COMPANY VERBALLY OR IN WRITING, AND THE CLAIMANT (OR COUNSEL) SHALL HAVE THE RIGHT TO REVIEW THE PERTINENT DOCUMENTS. THE COMPANY SHALL NOTIFY THE CLAIMANT OF ITS DECISION IN WRITING WITHIN THE 60-DAY PERIOD, STATING SPECIFICALLY THE BASIS OF ITS DECISION, WRITTEN IN A MANNER CALCULATED TO BE UNDERSTOOD BY THE CLAIMANT AND THE SPECIFIC PROVISIONS OF THE AGREEMENT ON WHICH THE DECISION IS BASED. IF, BECAUSE OF THE NEED FOR A HEARING, THE 60-DAY PERIOD IS NOT SUFFICIENT, THE DECISION MAY BE DEFERRED FOR UP TO ANOTHER 60 DAYS AT THE ELECTION OF THE COMPANY, BUT NOTICE OF THIS DEFERRAL SHALL BE GIVEN TO THE CLAIMANT.

                           Amendments and Termination

This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                                  Miscellaneous

                  BINDING EFFECT.  THIS  AGREEMENT   SHALL  BIND  THE  EXECUTIVE
AND  THE  COMPANY,   AND  THEIR BENEFICIARIES, SURVIVORS, EXECUTORS, SUCCESSORS,
ADMINISTRATORS AND TRANSFEREES.

                  NO GUARANTEE OF EMPLOYMENT. THIS AGREEMENT IS NOT AN EMPLOYMENT POLICY OR CONTRACT. IT DOES NOT GIVE THE EXECUTIVE THE RIGHT TO REMAIN AN EMPLOYEE OF THE COMPANY, NOR DOES IT INTERFERE WITH THE COMPANY'S RIGHT TO DISCHARGE THE EXECUTIVE. IT ALSO DOES NOT REQUIRE THE EXECUTIVE TO REMAIN AN EMPLOYEE NOR INTERFERE WITH THE EXECUTIVE'S RIGHT TO TERMINATE EMPLOYMENT AT ANY TIME.

                  NON-TRANSFERABILITY. BENEFITS UNDER THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ATTACHED OR ENCUMBERED IN ANY MANNER.

                  SUCCESSORS. THIS AGREEMENT IS PERSONAL TO THE EXECUTIVE, AND, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, SHALL NOT BE ASSIGNABLE BY THE EXECUTIVE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION. THIS
AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE EXECUTIVE'S LEGAL REPRESENTATIVES. THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THE COMPANY AND ITS SUCCESSORS AND ASSIGNS. SUBJECT TO THE FOLLOWING SENTENCES OF THIS SECTION 8.4, THIS AGREEMENT SHALL NOT BE ASSIGNABLE BY THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE EXECUTIVE. THE COMPANY WILL REQUIRE ANY SUCCESSOR (WHETHER DIRECT OR INDIRECT, BY PURCHASE, MERGER, CONSOLIDATION OR OTHERWISE) TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS AND/OR ASSETS OF THE COMPANY TO ASSUME EXPRESSLY AND AGREE TO PERFORM THIS AGREEMENT IN THE SAME MANNER AND TO THE SAME EXTENT THAT THE COMPANY WOULD BE REQUIRED TO PERFORM IT IF NO SUCH SUCCESSION HAD TAKEN PLACE. "COMPANY" MEANS THE COMPANY AS HEREINBEFORE DEFINED AND ANY SUCCESSOR TO ITS BUSINESS AND/OR ASSETS AS AFORESAID THAT ASSUMES AND AGREES TO PERFORM THIS AGREEMENT BY OPERATION OF LAW OR OTHERWISE.

                  TAX WITHHOLDING. THE COMPANY SHALL WITHHOLD ANY TAXES THAT ARE REQUIRED TO BE WITHHELD FROM THE BENEFITS PROVIDED UNDER THIS AGREEMENT.

                  APPLICABLE LAW. THE AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  UNFUNDED ARRANGEMENT. THE EXECUTIVE AND BENEFICIARY ARE GENERAL UNSECURED CREDITORS OF THE COMPANY FOR THE PAYMENT OF BENEFITS UNDER THIS AGREEMENT. THE BENEFITS REPRESENT THE MERE PROMISE BY THE COMPANY TO PAY SUCH BENEFITS. THE RIGHTS TO BENEFITS ARE NOT SUBJECT IN ANY MANNER TO ANTICIPATION, ALIENATION, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE, ATTACHMENT, OR GARNISHMENT BY CREDITORS.

                  ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE AS TO THE SUBJECT MATTER HEREOF. NO RIGHTS ARE GRANTED TO THE EXECUTIVE BY VIRTUE OF THIS AGREEMENT OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN. FROM AND AFTER THE EFFECTIVE DATE, THIS AGREEMENT SHALL SUPERSEDE ANY OTHER AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF INCLUDING WITHOUT LIMITATION THE SUPPLEMENTAL EXECUTIVE BENEFIT AGREEMENT BETWEEN THE EXECUTIVE AND THE COMPANY DATED AS OF JUNE 29, 2001 (THE "PRIOR AGREEMENT").

                  ADMINISTRATION AND RECORDKEEPING AUTHORITY. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE COMPANY SHALL HAVE THE SOLE RESPONSIBILITY FOR AND THE SOLE CONTROL OF THE OPERATION, ADMINISTRATION, AND RECORDKEEPING OF THIS AGREEMENT AND SHALL HAVE THE POWER AND AUTHORITY TO TAKE ALL ACTION AND TO MAKE ALL DECISIONS AND INTERPRETATIONS THAT MAY BE NECESSARY OR APPROPRIATE IN ORDER TO ADMINISTER AND OPERATE THE AGREEMENT, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE POWER, DUTY, AND RESPONSIBILITY TO:
                           RESOLVE AND DETERMINE ALL DISPUTES OR QUESTIONS ARISING UNDER THE AGREEMENT, INCLUDING THE POWER TO DETERMINE THE RIGHTS OF THE PARTICIPANT AND BENEFICIARIES AND THEIR RESPECTIVE BENEFITS, AND TO REMEDY ANY AMBIGUITIES, INCONSISTENCIES, OR OMISSIONS IN THE AGREEMENT;

                           ADOPT SUCH RULES OF PROCEDURE AND REGULATIONS AS IN ITS OPINION MAY BE NECESSARY FOR THE PROPER AND EFFICIENT ADMINISTRATION OF THE AGREEMENT AND AS ARE CONSISTENT WITH THE AGREEMENT;

                           IMPLEMENT THE AGREEMENT IN ACCORDANCE WITH ITS TERMS;

                           ESTABLISH AND REVISE THE METHOD OF ACCOUNTING FOR THE AGREEMENT; AND

                           MAINTAIN A RECORD OF BENEFIT PAYMENTS.

                  NAMED FIDUCIARY. THE COMPANY SHALL BE THE NAMED FIDUCIARY AND PLAN ADMINISTRATOR UNDER THE AGREEMENT. THE NAMED FIDUCIARY MAY DELEGATE TO OTHERS CERTAIN ASPECTS OF THE MANAGEMENT AND OPERATION RESPONSIBILITIES OF THE PLAN INCLUDING THE EMPLOYMENT OF ADVISORS AND THE DELEGATION OF MINISTERIAL DUTIES TO QUALIFIED INDIVIDUALS.

                  CAPTIONS. THE CAPTIONS OF THIS AGREEMENT ARE NOT PART OF THE PROVISIONS HEREOF AND SHALL HAVE NO FORCE OR EFFECT.

                  SEVERABILITY.   THE  INVALIDITY  OR  UNENFORCEABILITY  OF  ANY
PROVISION OF THIS AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT.

IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.


EXECUTIVE:                              COMPANY:

                                        THE SOUTH FINANCIAL GROUP, INC.

/s/ James W. Terry, Jr.                     /s/ Mary A. Jeffrey
-------------------------------         By:--------------------------------
JAMES W. TERRY, JR.                             MARY A. JEFFREY
                                        Title: Executive Vice President
                                               Director - Human Resources

                             BENEFICIARY DESIGNATION

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                               JAMES W. TERRY, JR.


I designate the following as beneficiary of any death benefits under this Supplemental Executive Retirement Agreement:

Primary:
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

Contingent:
           --------------------------------------------------------------------

-------------------------------------------------------------------------------


NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(S) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature:
            -----------------------------------------
Date:
            -----------------------------------------


Accepted by the Company this ____ day of ____________, 2003.

By:
       ------------------------------------------
Title:
       ------------------------------------------

                             SCHEDULE A CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

TO DETERMINE THE EXECUTIVE'S EARLY TERMINATION BENEFIT OR DISABILITY  RETIREMENT
BENEFIT  FOR  THE  YEAR  OF  THE   TERMINATION  OF  EMPLOYMENT,   THE  FOLLOWING
CALCULATIONS SHALL BE MADE:

     15. Project the Benefit Basis as of Normal Retirement Age by increasing the Benefit Basis as of the Executive's date of Termination of Employment by 5% per year, compounded annually, until Normal Retirement Age (the "Projected Retirement Benefit Basis").

     16.  Multiply the  Projected  Retirement  Benefit  Basis by the  applicable
          percentage  set  forth  in  2.1.1  (the  product,   "Annual  Projected
          Retirement Benefit").

     17. Calculate the discounted value at Normal Retirement Age of the aggregate Annual Projected Retirement Benefit that would have been paid to the Executive in equal monthly installments over the 180-month period immediately following the Normal Retirement Date, by using the Rate, compounded monthly (such discounted value, the "Lump Sum Projected Retirement Benefit").

     18. Calculate the aggregate amount that has accrued through the end of the year ending immediately prior to the date of the Executive's
          Termination of Employment (including the amount of the Executive's Accrual Balance under the Prior Agreement as of the Effective Date as set forth on Schedule B) by accruing each month from the Effective
          Date through Normal Retirement Age, with interest on such amounts calculated monthly at the Rate, in order to accumulate to the Lump Sum Projected Retirement Benefit as of the Normal Retirement Date (the "Accrual Balance").

IN THE CASE OF EARLY TERMINATION BENEFIT:

     19. Multiply the Accrual Balance by 10% per Year of Service, subject to a maximum of 100% (the "Vested Accrual Balance").

     20. Increase the Vested Accrual Balance by the Rate, compounded monthly, to the Normal Retirement Age (the "Inflated Vested Accrual Balance").

     21. Calculate a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Inflated Vested Accrual Balance at the Rate, compounded monthly.

IN THE CASE OF DISABILITY RETIREMENT BENEFIT:

     5. The Disability Annual Benefit amount is determined by calculating a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Accrual Balance at the Rate, compounded monthly.

                             SCHEDULE B CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                               JAMES W. TERRY, JR.

Accrual Balance under Prior Agreement as of June 30, 2003:    $136,784

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                                     BETWEEN
                         THE SOUTH FINANCIAL GROUP, INC.
                                       AND
                                ANDREW B. CHENEY


This Supplemental Executive Retirement Agreement (this "Agreement") is made and entered into as of this 15th day of July, 2003 (the "Effective Date"), by and between Andrew B. Cheney, an individual (the "Executive"), and The South Financial Group, Inc., a South Carolina corporation and financial institution holding company headquartered in Greenville, South Carolina (the "Company"). As used herein, the term "Company" shall include the Company and any and all of its subsidiaries where the context so applies.

                                  INTRODUCTION

The Company wishes to provide the Executive with supplemental retirement benefits and thereby encourage the Executive to continue providing services to the Company. The Company will pay the benefits from its general assets.
The Agreement is intended to be a top-hat plan (i.e., an unfunded deferred compensation plan maintained for a member of a select group of management or highly compensated employees) pursuant to Section 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA).

                                    AGREEMENT

The Executive and the Company agree as follows:

                                   Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  "AFFILIATED   COMPANY"   MEANS  ANY  COMPANY   CONTROLLED  BY,
CONTROLLING OR UNDER COMMON CONTROL WITH THE COMPANY.

                  "BENEFIT BASIS" MEANS THE AVERAGE OF THE HIGHEST THREE FISCAL YEARS OF COMPENSATION (OR SUCH LESSER NUMBER OF YEARS AS THE EXECUTIVE HAS BEEN EMPLOYED BY THE COMPANY) EARNED BY THE EXECUTIVE DURING THE TEN FISCAL YEARS OF THE EXECUTIVE'S EMPLOYMENT PRIOR TO THE TERMINATION OF EMPLOYMENT, OR FOR SUCH LESSER NUMBER OF FISCAL YEARS THAT THE EXECUTIVE WAS EMPLOYED BY THE COMPANY PRIOR TO THE TERMINATION OF EMPLOYMENT, INCLUDING THE YEAR IN WHICH TERMINATION OF EMPLOYMENT OCCURS.

                  "BOARD" MEANS THE BOARD OF DIRECTORS OF THE COMPANY.

                  "CAUSE" MEANS (I) THE WILLFUL AND CONTINUED FAILURE OF THE EXECUTIVE TO PERFORM SUBSTANTIALLY THE EXECUTIVE'S DUTIES WITH THE COMPANY OR ANY AFFILIATED COMPANY (OTHER THAN ANY SUCH FAILURE RESULTING FROM INCAPACITY DUE TO PHYSICAL OR MENTAL ILLNESS OR FOLLOWING THE EXECUTIVE'S INVOLUNTARY TERMINATION), AFTER A WRITTEN DEMAND FOR SUBSTANTIAL PERFORMANCE IS DELIVERED TO THE EXECUTIVE BY THE CHIEF EXECUTIVE OFFICER THAT SPECIFICALLY IDENTIFIES THE MANNER IN WHICH THE CHIEF EXECUTIVE OFFICER OF THE COMPANY BELIEVES THAT THE EXECUTIVE HAS NOT SUBSTANTIALLY PERFORMED THE EXECUTIVE'S DUTIES, OR (II) THE WILLFUL ENGAGING BY THE EXECUTIVE IN ILLEGAL CONDUCT OR GROSS MISCONDUCT, IN EACH CASE, THAT IS MATERIALLY AND DEMONSTRABLY INJURIOUS TO THE COMPANY. FOR PURPOSES OF THIS DEFINITION, NO ACT, OR FAILURE TO ACT, ON THE PART OF THE EXECUTIVE SHALL BE CONSIDERED "WILLFUL" UNLESS IT IS DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN BAD FAITH OR WITHOUT REASONABLE BELIEF THAT THE EXECUTIVE'S ACTION OR OMISSION WAS IN THE BEST INTERESTS OF THE COMPANY. ANY ACT, OR FAILURE TO ACT, BASED UPON AUTHORITY GIVEN PURSUANT TO A RESOLUTION DULY ADOPTED BY THE BOARD, OR UPON INSTRUCTIONS OF THE CHIEF EXECUTIVE OFFICER OR SENIOR OFFICER, OR BASED UPON THE ADVICE OF COUNSEL FOR THE COMPANY SHALL BE CONCLUSIVELY PRESUMED TO BE DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN GOOD FAITH AND IN THE BEST INTERESTS OF THE COMPANY. THE CESSATION OF EMPLOYMENT OF THE EXECUTIVE SHALL NOT BE DEEMED TO BE FOR CAUSE UNLESS AND UNTIL THERE SHALL HAVE BEEN DELIVERED TO THE EXECUTIVE A COPY OF A RESOLUTION DULY ADOPTED BY THE AFFIRMATIVE VOTE OF NOT LESS THAN THREE-QUARTERS OF THE ENTIRE MEMBERSHIP OF THE BOARD (EXCLUDING THE EXECUTIVE, IF THE EXECUTIVE IS A MEMBER OF THE
BOARD)  AT A  MEETING  OF THE  BOARD  CALLED  AND HELD FOR SUCH  PURPOSE  (AFTER

REASONABLE NOTICE IS PROVIDED TO THE EXECUTIVE AND THE EXECUTIVE IS GIVEN AN OPPORTUNITY, TOGETHER WITH COUNSEL FOR THE EXECUTIVE, TO BE HEARD BEFORE THE BOARD), FINDING THAT, IN THE GOOD FAITH OPINION OF THE BOARD, THE EXECUTIVE IS GUILTY OF THE CONDUCT DESCRIBED IN CLAUSE (I) OR (II) OF THIS DEFINITION, AND SPECIFYING THE PARTICULARS THEREOF IN DETAIL.

                  "CHANGE OF CONTROL" MEANS:

                           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section
         1.5,  the  following  acquisitions  shall  not  constitute  a Change of
         Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1.5.3(A), 1.5.3(B) and 1.5.3(C);

                           Any time at  which  individuals  who,  as of the date
         hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                           Consummation of a reorganization,  merger,  statutory
         share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                  "COMPENSATION" MEANS THE EXECUTIVE'S ANNUAL BASE SALARY AND ANNUAL BONUS UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED (AND ANNUALIZED FOR ANY FISCAL YEAR CONSISTING OF LESS THAN 12 FULL MONTHS OR DURING WHICH THE EXECUTIVE WAS EMPLOYED FOR LESS THAN 12 FULL MONTHS) FOR THE RELEVANT FISCAL YEAR. IF THE TERMINATION OF EMPLOYMENT OCCURS PRIOR TO THE END OF THE FISCAL YEAR, THE BONUS AMOUNT FOR SUCH FISCAL YEAR SHALL BE EQUAL TO THE HIGHEST OF THE BONUSES EARNED BY THE EXECUTIVE IN THE PRIOR THREE FISCAL YEARS (OR FOR SUCH LESSER NUMBER OF FISCAL YEARS PRIOR TO THE TERMINATION OF EMPLOYMENT FOR WHICH THE EXECUTIVE WAS ELIGIBLE TO EARN SUCH A BONUS, AND ANNUALIZED IN THE CASE OF ANY BONUS EARNED FOR A PARTIAL FISCAL YEAR).

                  "DISABILITY" MEANS THE ABSENCE OF THE EXECUTIVE FROM THE EXECUTIVE'S DUTIES WITH THE COMPANY ON A FULL-TIME BASIS FOR 180 CONSECUTIVE BUSINESS DAYS AS A RESULT OF INCAPACITY DUE TO MENTAL OR PHYSICAL ILLNESS THAT IS DETERMINED TO BE TOTAL AND PERMANENT BY A PHYSICIAN SELECTED BY THE COMPANY OR ITS INSURERS AND ACCEPTABLE TO THE EXECUTIVE OR THE EXECUTIVE'S LEGAL REPRESENTATIVE.

                  "EARLY RETIREMENT AGE" MEANS THE DATE THAT THE EXECUTIVE HAS ATTAINED AGE 55 AND COMPLETED SEVEN YEARS OF SERVICE.

                  "EARLY RETIREMENT DATE" MEANS THE DATE THAT IS THE LATER OF THE EARLY RETIREMENT AGE OR THE TERMINATION OF EMPLOYMENT, BUT IS BEFORE THE NORMAL RETIREMENT DATE.

                  "EARLY TERMINATION" MEANS THE TERMINATION OF EMPLOYMENT BEFORE EARLY RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY FOR CAUSE, (IV) BY THE COMPANY WITHOUT CAUSE DURING THE TWO YEAR PERIOD FOLLOWING A CHANGE OF CONTROL, (V) INVOLUNTARY TERMINATION.

                  "EARLY TERMINATION DATE" MEANS THE MONTH, DAY AND YEAR IN WHICH EARLY TERMINATION OCCURS.

                  "EFFECTIVE DATE" MEANS JULY 15, 2003.

                  "INVOLUNTARY TERMINATION" MEANS A TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOLLOWING A CHANGE OF CONTROL WHICH, IN THE SOLE JUDGMENT OF THE EXECUTIVE, IS DUE TO (I) A CHANGE OF THE EXECUTIVE'S RESPONSIBILITIES, POSITION (INCLUDING THE EXECUTIVE'S OFFICE, TITLE, REPORTING RELATIONSHIPS OR WORKING CONDITIONS), AUTHORITY OR DUTIES (INCLUDING CHANGES RESULTING FROM THE ASSIGNMENT TO THE EXECUTIVE OF ANY DUTIES INCONSISTENT WITH HIS POSITIONS, DUTIES OR RESPONSIBILITIES AS IN EFFECT IMMEDIATELY PRIOR TO THE CHANGE OF CONTROL); OR (II) A REDUCTION IN THE EXECUTIVE'S ANNUAL BASE SALARY OR ANNUAL BONUS OPPORTUNITY UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED, OR BENEFITS; OR
(III) A FORCED RELOCATION OF THE EXECUTIVE OUTSIDE THE GREENVILLE, SOUTH CAROLINA METROPOLITAN AREA; OR (IV) A SIGNIFICANT INCREASE IN THE EXECUTIVE' TRAVEL REQUIREMENTS (COLLECTIVELY "STATUS CHANGES"); PROVIDED, HOWEVER, EXECUTIVE MUST ELECT TO TERMINATE EXECUTIVE'S EMPLOYMENT WITHIN TWO (2) YEARS OF THE STATUS CHANGE ON WHICH EXECUTIVE BASES EXECUTIVE'S EMPLOYMENT TERMINATION.

                  "NORMAL RETIREMENT AGE" MEANS EXECUTIVE'S 65TH BIRTHDAY.

                  "NORMAL  RETIREMENT   DATE"  MEANS   THE  LATER OF THE  NORMAL
RETIREMENT  AGE OR  TERMINATION  OF EMPLOYMENT.

                  "RATE" MEANS THE MOODY'S AA CORPORATE BOND RATE AS REPORTED BY THE SOCIETY OF ACTUARIES AS OF THE EFFECTIVE DATE AND UPDATED ON EACH DECEMBER 31ST THEREAFTER.

                  "TERMINATION OF EMPLOYMENT" MEANS THE TERMINATION OF THE EXECUTIVE'S EMPLOYMENT WITH THE COMPANY AND ANY OF ITS SUBSIDIARIES OR
AFFILIATES. IF THE EXECUTIVE IS EMPLOYED BY A SUBSIDIARY OR AN AFFILIATE, THE EXECUTIVE SHALL ALSO BE DEEMED TO INCUR A TERMINATION OF EMPLOYMENT IF THE SUBSIDIARY OR AFFILIATE CEASES TO BE SUCH A SUBSIDIARY OR AN AFFILIATE, AS THE CASE MAY BE, AND THE EXECUTIVE DOES NOT IMMEDIATELY THEREAFTER BECOME AN EMPLOYEE OF THE COMPANY OR ANOTHER SUBSIDIARY OR AFFILIATE. TEMPORARY ABSENCES FROM EMPLOYMENT BECAUSE OF ILLNESS, VACATION OR LEAVE OF ABSENCE AND TRANSFERS AMONG THE COMPANY AND ITS SUBSIDIARIES AND AFFILIATES SHALL NOT BE CONSIDERED TERMINATIONS OF EMPLOYMENT.

                  "VESTING PERCENTAGE" IS THE PERCENTAGE OF THE ACCRUAL BALANCE IN WHICH THE EXECUTIVE IS VESTED AS DETERMINED IN ACCORDANCE WITH SCHEDULE A.

                  "VESTING START DATE" SHALL BE JANUARY 17, 2000.

                  "YEAR OF SERVICE" MEANS A TWELVE-MONTH CONTINUOUS PERIOD OF EMPLOYMENT OR A PORTION OF SUCH PERIOD, INCLUDING PERIODS OF AUTHORIZED

VACATION, AUTHORIZED LEAVE OF ABSENCE AND SHORT-TERM DISABILITY LEAVE, WITH THE COMPANY OR ANY OF ITS AFFILIATE OR THEIR PREDECESSORS OR SUCCESSORS ROUNDED UP TO THE NEAREST WHOLE NUMBER COMMENCING ON THE VESTING START DATE.

                                Lifetime Benefits

                  NORMAL RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT (I) ON OR AFTER THE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN DEATH, OR (II) UPON TERMINATION OF EMPLOYMENT WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (III) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.1 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.1 is an amount equal to Forty percent (40.0%) of the Benefit Basis, provided that in the event that the Executive has completed five Years of Service, the annual benefit under this Section 2.1 is an amount equal to Sixty percent (60.0%) of the Benefit Basis.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.1.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company's Board of Directors, in its sole discretion, may increase the benefit.

                  EARLY RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT ON OR AFTER EARLY RETIREMENT AGE BUT BEFORE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (IV) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.2 IN LIEU OF ANY OTHER BENEFITS UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.2 is an amount equal to the greater of (i) the product of (A) the sum of (x) Thirty percent (30.0%) and (y) Three percent (3.0%) for each Year of Service completed by the Executive after the Early Retirement Age and (B) the Benefit Basis or (ii) the benefit under
         Section 2.3; provided that in no event shall the amount payable under this Section 2.2.1 be greater than the benefit set forth in Section 2.1.1.

                           Payment of Benefit.  The Company shall pay the annual
         benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Termination of Employment on or after Early Retirement Age but before Normal Retirement Age for reasons other than (i) death, (ii) Disability, (iii) by the Company without Cause within two years following a Change of Control or (iv) upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.2.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  EARLY TERMINATION BENEFIT. UPON EARLY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.3 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. The benefit under this Section 2.3 is the Early Termination Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  DISABILITY BENEFIT. IF THE EXECUTIVE TERMINATES EMPLOYMENT DUE TO DISABILITY PRIOR TO NORMAL RETIREMENT AGE, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.4 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, but after Early Retirement Age, the benefit under this Section 2.4 shall be the annual benefit set forth in Section 2.2.1. If the Executive terminates employment due to Disability prior to Early Retirement Age, the benefit under this Section 2.4 is the Disability Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit amount to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Termination of Employment. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                                 Death Benefits

                  DEATH DURING ACTIVE SERVICE. IF THE EXECUTIVE DIES WHILE IN THE ACTIVE SERVICE OF THE COMPANY, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT DESCRIBED IN THIS SECTION 3.1. THIS BENEFIT SHALL BE PAID IN LIEU OF THE LIFETIME BENEFITS OF ARTICLE 2.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 3.1 is equal to the  Disability  Annual  Benefit  described  in
         Section 2.4.1.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive's beneficiary in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's death. The annual benefit shall be paid to the Executive's beneficiary for 180 months.

                  DEATH DURING BENEFIT PERIOD. IF THE EXECUTIVE DIES AFTER THE BENEFIT PAYMENTS HAVE COMMENCED UNDER THIS AGREEMENT BUT BEFORE RECEIVING ALL SUCH PAYMENTS, THE COMPANY SHALL PAY THE REMAINING BENEFITS TO THE EXECUTIVE'S BENEFICIARY AT THE SAME TIME AND IN THE SAME AMOUNTS THEY WOULD HAVE BEEN PAID TO THE EXECUTIVE HAD THE EXECUTIVE SURVIVED.

                  DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE BENEFIT PAYMENTS COMMENCE. IF THE EXECUTIVE IS ENTITLED TO BENEFIT PAYMENTS UNDER THIS AGREEMENT, BUT DIES PRIOR TO THE COMMENCEMENT OF SAID BENEFIT PAYMENTS, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT PAYMENTS THAT THE EXECUTIVE WAS ENTITLED TO PRIOR TO DEATH EXCEPT THAT THE BENEFIT PAYMENTS SHALL COMMENCE ON THE FIRST DAY OF THE MONTH FOLLOWING THE DATE OF THE EXECUTIVE'S DEATH.

                                  Beneficiaries

                  BENEFICIARY DESIGNATIONS. THE EXECUTIVE SHALL DESIGNATE A BENEFICIARY BY FILING A WRITTEN DESIGNATION WITH THE COMPANY. THE EXECUTIVE MAY REVOKE OR MODIFY THE DESIGNATION AT ANY TIME BY FILING A NEW DESIGNATION. HOWEVER, DESIGNATIONS WILL ONLY BE EFFECTIVE IF SIGNED BY THE EXECUTIVE AND ACCEPTED BY THE COMPANY DURING THE EXECUTIVE'S LIFETIME. THE EXECUTIVE'S

BENEFICIARY DESIGNATION SHALL BE DEEMED AUTOMATICALLY REVOKED IF THE BENEFICIARY PREDECEASES THE EXECUTIVE, OR IF THE EXECUTIVE NAMES A SPOUSE AS BENEFICIARY AND THE MARRIAGE IS SUBSEQUENTLY DISSOLVED. IF THE EXECUTIVE DIES WITHOUT A VALID BENEFICIARY DESIGNATION, ALL PAYMENTS SHALL BE MADE TO THE EXECUTIVE'S ESTATE.

                  FACILITY OF PAYMENT. IF A BENEFIT IS PAYABLE TO A MINOR, TO A PERSON DECLARED INCAPACITATED, OR TO A PERSON INCAPABLE OF HANDLING THE DISPOSITION OF HIS OR HER PROPERTY, THE COMPANY MAY PAY SUCH BENEFIT TO THE GUARDIAN, LEGAL REPRESENTATIVE OR PERSON HAVING THE CARE OR CUSTODY OF SUCH MINOR, INCAPACITATED PERSON OR INCAPABLE PERSON. THE COMPANY MAY REQUIRE PROOF OF INCAPACITY, MINORITY OR GUARDIANSHIP AS IT MAY DEEM APPROPRIATE PRIOR TO DISTRIBUTION OF THE BENEFIT. SUCH DISTRIBUTION SHALL COMPLETELY DISCHARGE THE COMPANY FROM ALL LIABILITY WITH RESPECT TO SUCH BENEFIT.

                               General Limitations

                  TERMINATION FOR CAUSE. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE COMPANY TERMINATES THE EXECUTIVE'S EMPLOYMENT FOR CAUSE.

                  SUICIDE OR MISSTATEMENT. THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE EXECUTIVE COMMITS SUICIDE WITHIN TWO YEARS AFTER THE DATE OF THIS AGREEMENT.

                          Claims and Review Procedures

                  CLAIMS PROCEDURE. THE COMPANY SHALL NOTIFY ANY PERSON OR ENTITY THAT MAKES A CLAIM AGAINST THE AGREEMENT (THE "CLAIMANT") IN WRITING, WITHIN 90 DAYS OF CLAIMANT'S WRITTEN APPLICATION FOR BENEFITS, OF HIS OR HER ELIGIBILITY OR NONELIGIBILITY FOR BENEFITS UNDER THE AGREEMENT. IF THE COMPANY DETERMINES THAT THE CLAIMANT IS NOT ELIGIBLE FOR BENEFITS OR FULL BENEFITS, THE NOTICE SHALL SET FORTH (1) THE SPECIFIC REASONS FOR SUCH DENIAL, (2) A SPECIFIC REFERENCE TO THE PROVISIONS OF THE AGREEMENT ON WHICH THE DENIAL IS BASED, (3) A DESCRIPTION OF ANY ADDITIONAL INFORMATION OR MATERIAL NECESSARY FOR THE CLAIMANT TO PERFECT HIS OR HER CLAIM, AND A DESCRIPTION OF WHY IT IS NEEDED, AND (4) AN EXPLANATION OF THE AGREEMENT'S CLAIMS REVIEW PROCEDURE AND OTHER APPROPRIATE INFORMATION AS TO THE STEPS TO BE TAKEN IF THE CLAIMANT WISHES TO HAVE THE CLAIM REVIEWED. IF THE COMPANY DETERMINES THAT THERE ARE SPECIAL CIRCUMSTANCES REQUIRING ADDITIONAL TIME TO MAKE A DECISION, THE COMPANY SHALL NOTIFY THE CLAIMANT OF THE SPECIAL CIRCUMSTANCES AND THE DATE BY WHICH A DECISION IS EXPECTED TO BE MADE, AND MAY EXTEND THE TIME FOR UP TO AN ADDITIONAL 90 DAYS.

                  REVIEW PROCEDURE. IF THE CLAIMANT IS DETERMINED BY THE COMPANY NOT TO BE ELIGIBLE FOR BENEFITS, OR IF THE CLAIMANT BELIEVES THAT HE OR SHE IS ENTITLED TO GREATER OR DIFFERENT BENEFITS, THE CLAIMANT SHALL HAVE THE OPPORTUNITY TO HAVE SUCH CLAIM REVIEWED BY THE COMPANY BY FILING A PETITION FOR REVIEW WITH THE COMPANY WITHIN 60 DAYS AFTER RECEIPT OF THE NOTICE ISSUED BY THE COMPANY. SAID PETITION SHALL STATE THE SPECIFIC REASONS WHICH THE CLAIMANT BELIEVES ENTITLE HIM OR HER TO BENEFITS OR TO GREATER OR DIFFERENT BENEFITS. WITHIN 60 DAYS AFTER RECEIPT BY THE COMPANY OF THE PETITION, THE COMPANY SHALL AFFORD THE CLAIMANT (AND COUNSEL, IF ANY) AN OPPORTUNITY TO PRESENT HIS OR HER POSITION TO THE COMPANY VERBALLY OR IN WRITING, AND THE CLAIMANT (OR COUNSEL) SHALL HAVE THE RIGHT TO REVIEW THE PERTINENT DOCUMENTS. THE COMPANY SHALL NOTIFY THE CLAIMANT OF ITS DECISION IN WRITING WITHIN THE 60-DAY PERIOD, STATING SPECIFICALLY THE BASIS OF ITS DECISION, WRITTEN IN A MANNER CALCULATED TO BE UNDERSTOOD BY THE CLAIMANT AND THE SPECIFIC PROVISIONS OF THE AGREEMENT ON WHICH THE DECISION IS BASED. IF, BECAUSE OF THE NEED FOR A HEARING, THE 60-DAY PERIOD IS NOT SUFFICIENT, THE DECISION MAY BE DEFERRED FOR UP TO ANOTHER 60 DAYS AT THE ELECTION OF THE COMPANY, BUT NOTICE OF THIS DEFERRAL SHALL BE GIVEN TO THE CLAIMANT.

                           Amendments and Termination

This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                                  Miscellaneous

                  BINDING  EFFECT.  THIS  AGREEMENT  SHALL  BIND  THE  EXECUTIVE
AND  THE  COMPANY,   AND  THEIR BENEFICIARIES, SURVIVORS, EXECUTORS, SUCCESSORS,
ADMINISTRATORS AND TRANSFEREES.

                  NO GUARANTEE OF EMPLOYMENT. THIS AGREEMENT IS NOT AN EMPLOYMENT POLICY OR CONTRACT. IT DOES NOT GIVE THE EXECUTIVE THE RIGHT TO REMAIN AN EMPLOYEE OF THE COMPANY, NOR DOES IT INTERFERE WITH THE COMPANY'S RIGHT TO DISCHARGE THE EXECUTIVE. IT ALSO DOES NOT REQUIRE THE EXECUTIVE TO REMAIN AN EMPLOYEE NOR INTERFERE WITH THE EXECUTIVE'S RIGHT TO TERMINATE EMPLOYMENT AT ANY TIME.

                  NON-TRANSFERABILITY. BENEFITS UNDER THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ATTACHED OR ENCUMBERED IN ANY MANNER.

                  SUCCESSORS. THIS AGREEMENT IS PERSONAL TO THE EXECUTIVE, AND, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, SHALL NOT BE ASSIGNABLE BY THE EXECUTIVE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION. THIS
AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE EXECUTIVE'S LEGAL REPRESENTATIVES. THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THE COMPANY AND ITS SUCCESSORS AND ASSIGNS. SUBJECT TO THE FOLLOWING SENTENCES OF THIS SECTION 8.4, THIS AGREEMENT SHALL NOT BE ASSIGNABLE BY THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE EXECUTIVE. THE COMPANY WILL REQUIRE ANY SUCCESSOR (WHETHER DIRECT OR INDIRECT, BY PURCHASE, MERGER, CONSOLIDATION OR OTHERWISE) TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS AND/OR ASSETS OF THE COMPANY TO ASSUME EXPRESSLY AND AGREE TO PERFORM THIS AGREEMENT IN THE SAME MANNER AND TO THE SAME EXTENT THAT THE COMPANY WOULD BE REQUIRED TO PERFORM IT IF NO SUCH SUCCESSION HAD TAKEN PLACE. "COMPANY" MEANS THE COMPANY AS HEREINBEFORE DEFINED AND ANY SUCCESSOR TO ITS BUSINESS AND/OR ASSETS AS AFORESAID THAT ASSUMES AND AGREES TO PERFORM THIS AGREEMENT BY OPERATION OF LAW OR OTHERWISE.

                  TAX WITHHOLDING. THE COMPANY SHALL WITHHOLD ANY TAXES THAT ARE REQUIRED TO BE WITHHELD FROM THE BENEFITS PROVIDED UNDER THIS AGREEMENT.

                  APPLICABLE LAW. THE AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  UNFUNDED ARRANGEMENT. THE EXECUTIVE AND BENEFICIARY ARE GENERAL UNSECURED CREDITORS OF THE COMPANY FOR THE PAYMENT OF BENEFITS UNDER THIS AGREEMENT. THE BENEFITS REPRESENT THE MERE PROMISE BY THE COMPANY TO PAY SUCH BENEFITS. THE RIGHTS TO BENEFITS ARE NOT SUBJECT IN ANY MANNER TO ANTICIPATION, ALIENATION, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE, ATTACHMENT, OR GARNISHMENT BY CREDITORS.

                  ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE AS TO THE SUBJECT MATTER HEREOF. NO RIGHTS ARE GRANTED TO THE EXECUTIVE BY VIRTUE OF THIS AGREEMENT OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN. FROM AND AFTER THE EFFECTIVE DATE, THIS AGREEMENT SHALL SUPERSEDE ANY OTHER AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF INCLUDING WITHOUT LIMITATION THE SUPPLEMENTAL EXECUTIVE BENEFIT AGREEMENT BETWEEN THE EXECUTIVE AND THE COMPANY DATED AS OF DECEMBER 1, 2000 (THE "PRIOR AGREEMENT").

                  ADMINISTRATION AND RECORDKEEPING AUTHORITY. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE COMPANY SHALL HAVE THE SOLE RESPONSIBILITY FOR AND THE SOLE CONTROL OF THE OPERATION, ADMINISTRATION, AND RECORDKEEPING OF THIS AGREEMENT AND SHALL HAVE THE POWER AND AUTHORITY TO TAKE ALL ACTION AND TO MAKE ALL DECISIONS AND INTERPRETATIONS THAT MAY BE NECESSARY OR APPROPRIATE IN ORDER TO ADMINISTER AND OPERATE THE AGREEMENT, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE POWER, DUTY, AND RESPONSIBILITY TO:

                           RESOLVE AND DETERMINE ALL DISPUTES OR QUESTIONS ARISING UNDER THE AGREEMENT, INCLUDING THE POWER TO DETERMINE THE RIGHTS OF THE PARTICIPANT AND BENEFICIARIES AND THEIR RESPECTIVE BENEFITS, AND TO REMEDY ANY AMBIGUITIES, INCONSISTENCIES, OR OMISSIONS IN THE AGREEMENT;

                           ADOPT SUCH RULES OF PROCEDURE AND REGULATIONS AS IN ITS OPINION MAY BE NECESSARY FOR THE PROPER AND EFFICIENT ADMINISTRATION OF THE AGREEMENT AND AS ARE CONSISTENT WITH THE AGREEMENT;

                           IMPLEMENT THE AGREEMENT IN ACCORDANCE WITH ITS TERMS;

                           ESTABLISH AND REVISE THE METHOD OF ACCOUNTING FOR THE AGREEMENT; AND

                           MAINTAIN A RECORD OF BENEFIT PAYMENTS.

                  NAMED FIDUCIARY. THE COMPANY SHALL BE THE NAMED FIDUCIARY AND PLAN ADMINISTRATOR UNDER THE AGREEMENT. THE NAMED FIDUCIARY MAY DELEGATE TO OTHERS CERTAIN ASPECTS OF THE MANAGEMENT AND OPERATION RESPONSIBILITIES OF THE PLAN INCLUDING THE EMPLOYMENT OF ADVISORS AND THE DELEGATION OF MINISTERIAL DUTIES TO QUALIFIED INDIVIDUALS.

                  CAPTIONS. THE CAPTIONS OF THIS AGREEMENT ARE NOT PART OF THE PROVISIONS HEREOF AND SHALL HAVE NO FORCE OR EFFECT.

                  SEVERABILITY.   THE  INVALIDITY  OR  UNENFORCEABILITY  OF  ANY
PROVISION OF THIS AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT.

IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.


EXECUTIVE:                              COMPANY:

                                        THE SOUTH FINANCIAL GROUP, INC.


/s/ Andrew B. Cheney                    By: /s/ Mary A. Jeffrey
--------------------------                 ------------------------------
ANDREW B. CHENEY                               MARY A. JEFFREY
                                        Title: Executive Vice President
                                               Director - Human Resources

                             BENEFICIARY DESIGNATION

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                                ANDREW B. CHENEY


I designate the following as beneficiary of any death benefits under this Supplemental Executive Retirement Agreement:

Primary:
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

Contingent:
            -------------------------------------------------------------------

-------------------------------------------------------------------------------


NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(S) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature:
           ---------------------------------------------
Date:
           ---------------------------------------------


Accepted by the Company this ____ day of ____________, 2003.

By:
       --------------------------------------------
Title:
       --------------------------------------------

                             SCHEDULE A CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

TO DETERMINE THE EXECUTIVE'S EARLY TERMINATION BENEFIT OR DISABILITY  RETIREMENT
BENEFIT  FOR  THE  YEAR  OF  THE   TERMINATION  OF  EMPLOYMENT,   THE  FOLLOWING
CALCULATIONS SHALL BE MADE:

     22. Project the Benefit Basis as of Normal Retirement Age by increasing the Benefit Basis as of the Executive's date of Termination of Employment by 5% per year, compounded annually, until Normal Retirement Age (the "Projected Retirement Benefit Basis").

     23.  Multiply the  Projected  Retirement  Benefit  Basis by the  applicable
          percentage  set  forth  in  2.1.1  (the  product,   "Annual  Projected
          Retirement Benefit").

     24. Calculate the discounted value at Normal Retirement Age of the aggregate Annual Projected Retirement Benefit that would have been paid to the Executive in equal monthly installments over the 180-month period immediately following the Normal Retirement Date, by using the Rate, compounded monthly (such discounted value, the "Lump Sum Projected Retirement Benefit").

     25. Calculate the aggregate amount that has accrued through the end of the year ending immediately prior to the date of the Executive's
          Termination of Employment (including the amount of the Executive's Accrual Balance under the Prior Agreement as of the Effective Date as set forth on Schedule B) by accruing each month from the Effective
          Date through Normal Retirement Age, with interest on such amounts calculated monthly at the Rate, in order to accumulate to the Lump Sum Projected Retirement Benefit as of the Normal Retirement Date (the "Accrual Balance").

IN THE CASE OF EARLY TERMINATION BENEFIT:

     26. Multiply the Accrual Balance by 10% per Year of Service, subject to a maximum of 100% (the "Vested Accrual Balance").

     27. Increase the Vested Accrual Balance by the Rate, compounded monthly, to the Normal Retirement Age (the "Inflated Vested Accrual Balance").

     28. Calculate a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Inflated Vested Accrual Balance at the Rate, compounded monthly.

IN THE CASE OF DISABILITY RETIREMENT BENEFIT:

     5. The Disability Annual Benefit amount is determined by calculating a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Accrual Balance at the Rate, compounded monthly.

                             SCHEDULE B CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                                ANDREW B. CHENEY

Accrual Balance under Prior Agreement as of June 30, 2003:    $71,076

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                                     BETWEEN
                         THE SOUTH FINANCIAL GROUP, INC.
                                       AND
                                   JOHN DUBOSE


This Supplemental Executive Retirement Agreement (this "Agreement") is made and entered into as of this 15th day of July, 2003 (the "Effective Date"), by and between John DuBose, an individual (the "Executive"), and The South Financial Group, Inc., a South Carolina corporation and financial institution holding company headquartered in Greenville, South Carolina (the "Company"). As used herein, the term "Company" shall include the Company and any and all of its subsidiaries where the context so applies.

                                  INTRODUCTION

The Company wishes to provide the Executive with supplemental retirement benefits and thereby encourage the Executive to continue providing services to the Company. The Company will pay the benefits from its general assets.
The Agreement is intended to be a top-hat plan (i.e., an unfunded deferred compensation plan maintained for a member of a select group of management or highly compensated employees) pursuant to Section 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (ERISA).

                                    AGREEMENT

The Executive and the Company agree as follows:

                                   Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  "AFFILIATED   COMPANY"  MEANS  ANY  COMPANY   CONTROLLED   BY,
CONTROLLING OR UNDER COMMON CONTROL WITH THE COMPANY.

                  "BENEFIT BASIS" MEANS THE AVERAGE OF THE HIGHEST THREE FISCAL YEARS OF COMPENSATION (OR SUCH LESSER NUMBER OF YEARS AS THE EXECUTIVE HAS BEEN EMPLOYED BY THE COMPANY) EARNED BY THE EXECUTIVE DURING THE TEN FISCAL YEARS OF THE EXECUTIVE'S EMPLOYMENT PRIOR TO THE TERMINATION OF EMPLOYMENT, OR FOR SUCH LESSER NUMBER OF FISCAL YEARS THAT THE EXECUTIVE WAS EMPLOYED BY THE COMPANY PRIOR TO THE TERMINATION OF EMPLOYMENT, INCLUDING THE YEAR IN WHICH TERMINATION OF EMPLOYMENT OCCURS.

                  "BOARD" MEANS THE BOARD OF DIRECTORS OF THE COMPANY.

                  "CAUSE" MEANS (I) THE WILLFUL AND CONTINUED FAILURE OF THE EXECUTIVE TO PERFORM SUBSTANTIALLY THE EXECUTIVE'S DUTIES WITH THE COMPANY OR ANY AFFILIATED COMPANY (OTHER THAN ANY SUCH FAILURE RESULTING FROM INCAPACITY DUE TO PHYSICAL OR MENTAL ILLNESS OR FOLLOWING THE EXECUTIVE'S INVOLUNTARY TERMINATION), AFTER A WRITTEN DEMAND FOR SUBSTANTIAL PERFORMANCE IS DELIVERED TO THE EXECUTIVE BY THE CHIEF EXECUTIVE OFFICER THAT SPECIFICALLY IDENTIFIES THE MANNER IN WHICH THE CHIEF EXECUTIVE OFFICER OF THE COMPANY BELIEVES THAT THE EXECUTIVE HAS NOT SUBSTANTIALLY PERFORMED THE EXECUTIVE'S DUTIES, OR (II) THE WILLFUL ENGAGING BY THE EXECUTIVE IN ILLEGAL CONDUCT OR GROSS MISCONDUCT, IN EACH CASE, THAT IS MATERIALLY AND DEMONSTRABLY INJURIOUS TO THE COMPANY. FOR PURPOSES OF THIS DEFINITION, NO ACT, OR FAILURE TO ACT, ON THE PART OF THE EXECUTIVE SHALL BE CONSIDERED "WILLFUL" UNLESS IT IS DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN BAD FAITH OR WITHOUT REASONABLE BELIEF THAT THE EXECUTIVE'S ACTION OR OMISSION WAS IN THE BEST INTERESTS OF THE COMPANY. ANY ACT, OR FAILURE TO ACT, BASED UPON AUTHORITY GIVEN PURSUANT TO A RESOLUTION DULY ADOPTED BY THE BOARD OR UPON THE INSTRUCTIONS OF THE CHIEF EXECUTIVE OFFICER OF

THE COMPANY OR A SENIOR OFFICER OF THE COMPANY OR BASED UPON THE ADVICE OF COUNSEL FOR THE COMPANY SHALL BE CONCLUSIVELY PRESUMED TO BE DONE, OR OMITTED TO BE DONE, BY THE EXECUTIVE IN GOOD FAITH AND IN THE BEST INTERESTS OF THE COMPANY. THE CESSATION OF EMPLOYMENT OF THE EXECUTIVE SHALL NOT BE DEEMED TO BE FOR CAUSE UNLESS AND UNTIL THERE SHALL HAVE BEEN DELIVERED TO THE EXECUTIVE A COPY OF A RESOLUTION DULY ADOPTED BY THE AFFIRMATIVE VOTE OF NOT LESS THAN THREE-QUARTERS OF THE ENTIRE MEMBERSHIP OF THE BOARD (EXCLUDING THE EXECUTIVE, IF THE EXECUTIVE IS A MEMBER OF THE BOARD) AT A MEETING OF THE BOARD CALLED AND HELD FOR SUCH PURPOSE (AFTER REASONABLE NOTICE IS PROVIDED TO THE EXECUTIVE AND THE EXECUTIVE IS GIVEN AN OPPORTUNITY, TOGETHER WITH COUNSEL FOR THE EXECUTIVE, TO BE HEARD BEFORE THE BOARD), FINDING THAT, IN THE GOOD FAITH OPINION OF THE BOARD, THE EXECUTIVE IS GUILTY OF THE CONDUCT DESCRIBED IN CLAUSE (I) OR (II) OF THIS DEFINITION, AND SPECIFYING THE PARTICULARS THEREOF IN DETAIL.

                  "CHANGE OF CONTROL" MEANS:

                           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section
         1.5,  the  following  acquisitions  shall  not  constitute  a Change of
         Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1.5.3(A), 1.5.3(B) and 1.5.3(C);

                           Any time at  which  individuals  who,  as of the date
         hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                           Consummation of a reorganization,  merger,  statutory
         share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                  "COMPENSATION" MEANS THE EXECUTIVE'S ANNUAL BASE SALARY AND ANNUAL BONUS UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED (AND ANNUALIZED FOR ANY FISCAL YEAR CONSISTING OF LESS THAN 12 FULL MONTHS OR DURING WHICH THE EXECUTIVE WAS EMPLOYED FOR LESS THAN 12 FULL MONTHS) FOR THE RELEVANT FISCAL YEAR. IF THE TERMINATION OF EMPLOYMENT OCCURS PRIOR TO THE END OF THE FISCAL YEAR, THE BONUS AMOUNT FOR SUCH FISCAL YEAR SHALL BE EQUAL TO THE HIGHEST OF THE BONUSES EARNED BY THE EXECUTIVE IN THE PRIOR THREE FISCAL YEARS (OR FOR SUCH LESSER NUMBER OF FISCAL YEARS PRIOR TO THE TERMINATION OF EMPLOYMENT FOR WHICH THE EXECUTIVE WAS ELIGIBLE TO EARN SUCH A BONUS, AND ANNUALIZED IN THE CASE OF ANY BONUS EARNED FOR A PARTIAL FISCAL YEAR).

                  "DISABILITY" MEANS THE ABSENCE OF THE EXECUTIVE FROM THE EXECUTIVE'S DUTIES WITH THE COMPANY ON A FULL-TIME BASIS FOR 180 CONSECUTIVE BUSINESS DAYS AS A RESULT OF INCAPACITY DUE TO MENTAL OR PHYSICAL ILLNESS THAT IS DETERMINED TO BE TOTAL AND PERMANENT BY A PHYSICIAN SELECTED BY THE COMPANY OR ITS INSURERS AND ACCEPTABLE TO THE EXECUTIVE OR THE EXECUTIVE'S LEGAL REPRESENTATIVE.

                  "EARLY RETIREMENT AGE" MEANS THE DATE THAT THE EXECUTIVE HAS ATTAINED AGE 55 AND COMPLETED SEVEN YEARS OF SERVICE.

                  "EARLY RETIREMENT DATE" MEANS THE DATE THAT IS THE LATER OF THE EARLY RETIREMENT AGE OR THE TERMINATION OF EMPLOYMENT, BUT IS BEFORE THE NORMAL RETIREMENT DATE.

                  "EARLY TERMINATION" MEANS THE TERMINATION OF EMPLOYMENT BEFORE EARLY RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY FOR CAUSE, (IV) BY THE COMPANY WITHOUT CAUSE DURING THE TWO YEAR PERIOD FOLLOWING A CHANGE OF CONTROL, (V) INVOLUNTARY TERMINATION.

                  "EARLY TERMINATION DATE" MEANS THE MONTH, DAY AND YEAR IN WHICH EARLY TERMINATION OCCURS.

                  "EFFECTIVE DATE" MEANS JULY 15, 2003.

                  "INVOLUNTARY TERMINATION" MEANS A TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOLLOWING A CHANGE OF CONTROL WHICH, IN THE SOLE JUDGMENT OF THE EXECUTIVE, IS DUE TO (I) A CHANGE OF THE EXECUTIVE'S RESPONSIBILITIES, POSITION (INCLUDING THE EXECUTIVE'S OFFICE, TITLE, REPORTING RELATIONSHIPS OR WORKING CONDITIONS), AUTHORITY OR DUTIES (INCLUDING CHANGES RESULTING FROM THE ASSIGNMENT TO THE EXECUTIVE OF ANY DUTIES INCONSISTENT WITH HIS POSITIONS, DUTIES OR RESPONSIBILITIES AS IN EFFECT IMMEDIATELY PRIOR TO THE CHANGE OF CONTROL); OR (II) A REDUCTION IN THE EXECUTIVE'S ANNUAL BASE SALARY OR ANNUAL BONUS OPPORTUNITY UNDER THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN, OR ANY COMPARABLE BONUS UNDER ANY PREDECESSOR OR SUCCESSOR PLAN, INCLUDING ANY BONUS OR PORTION THEREOF THAT HAS BEEN EARNED BUT DEFERRED, OR BENEFITS; OR
(III) A FORCED RELOCATION OF THE EXECUTIVE OUTSIDE THE GREENVILLE, SOUTH CAROLINA METROPOLITAN AREA; OR (IV) A SIGNIFICANT INCREASE IN THE EXECUTIVE' TRAVEL REQUIREMENTS (COLLECTIVELY "STATUS CHANGES"); PROVIDED, HOWEVER, EXECUTIVE MUST ELECT TO TERMINATE EXECUTIVE'S EMPLOYMENT WITHIN TWO (2) YEARS OF THE STATUS CHANGE ON WHICH EXECUTIVE BASES EXECUTIVE'S EMPLOYMENT TERMINATION.

                  "NORMAL RETIREMENT AGE" MEANS EXECUTIVE'S 65TH BIRTHDAY.

                  "NORMAL  RETIREMENT   DATE"  MEANS  THE  LATER  OF THE  NORMAL
RETIREMENT  AGE OR  TERMINATION  OF EMPLOYMENT.

                  "RATE" MEANS THE MOODY'S AA CORPORATE BOND RATE AS REPORTED BY THE SOCIETY OF ACTUARIES AS OF THE EFFECTIVE DATE AND UPDATED ON EACH DECEMBER 31ST THEREAFTER.

                  "TERMINATION OF EMPLOYMENT" MEANS THE TERMINATION OF THE EXECUTIVE'S EMPLOYMENT WITH THE COMPANY AND ANY OF ITS SUBSIDIARIES OR
AFFILIATES. IF THE EXECUTIVE IS EMPLOYED BY A SUBSIDIARY OR AN AFFILIATE, THE EXECUTIVE SHALL ALSO BE DEEMED TO INCUR A TERMINATION OF EMPLOYMENT IF THE SUBSIDIARY OR AFFILIATE CEASES TO BE SUCH A SUBSIDIARY OR AN AFFILIATE, AS THE CASE MAY BE, AND THE EXECUTIVE DOES NOT IMMEDIATELY THEREAFTER BECOME AN EMPLOYEE OF THE COMPANY OR ANOTHER SUBSIDIARY OR AFFILIATE. TEMPORARY ABSENCES FROM EMPLOYMENT BECAUSE OF ILLNESS, VACATION OR LEAVE OF ABSENCE AND TRANSFERS AMONG THE COMPANY AND ITS SUBSIDIARIES AND AFFILIATES SHALL NOT BE CONSIDERED TERMINATIONS OF EMPLOYMENT.

                  "VESTING PERCENTAGE" IS THE PERCENTAGE OF THE ACCRUAL BALANCE IN WHICH THE EXECUTIVE IS VESTED AS DETERMINED IN ACCORDANCE WITH SCHEDULE A.

                  "VESTING START DATE" SHALL BE DECEMBER 1, 1998.

                  "YEAR OF SERVICE" MEANS A TWELVE-MONTH CONTINUOUS PERIOD OF EMPLOYMENT OR A PORTION OF SUCH PERIOD, INCLUDING PERIODS OF AUTHORIZED VACATION, AUTHORIZED LEAVE OF ABSENCE AND SHORT-TERM DISABILITY LEAVE, WITH THE

COMPANY OR ANY OF ITS AFFILIATE OR THEIR PREDECESSORS OR SUCCESSORS ROUNDED UP TO THE NEAREST WHOLE NUMBER COMMENCING ON THE VESTING START DATE.

                                Lifetime Benefits

                  NORMAL RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT (I) ON OR AFTER THE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN DEATH, OR (II) UPON TERMINATION OF EMPLOYMENT WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (III) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.1 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.1 is an amount equal to Forty percent (40.0%) of the Benefit Basis, provided that in the event that the Executive has completed five Years of Service, the annual benefit under this Section 2.1 is an amount equal to Sixty percent (60.0%) of the Benefit Basis.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Normal Retirement Date or, if earlier, upon Termination of Employment without Cause within two years following a Change of Control or upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.1.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company's Board of Directors, in its sole discretion, may increase the benefit.

                  EARLY RETIREMENT BENEFIT. UPON TERMINATION OF EMPLOYMENT ON OR AFTER EARLY RETIREMENT AGE BUT BEFORE NORMAL RETIREMENT AGE FOR REASONS OTHER THAN (I) DEATH, (II) DISABILITY, (III) BY THE COMPANY WITHOUT CAUSE WITHIN TWO YEARS FOLLOWING A CHANGE OF CONTROL OR (IV) UPON EXECUTIVE'S INVOLUNTARY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.2 IN LIEU OF ANY OTHER BENEFITS UNDER THIS AGREEMENT.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 2.2 is an amount equal to the greater of (i) the product of (A) the sum of Thirty percent (30.0%) and (y) Three percent (3.0%) for each Year of Service completed by the Executive after the Early Retirement Age and (B) the Benefit Basis or (ii) the benefit under Section 2.3; provided that in no event shall the amount payable under this Section
         2.2.1 be greater than the benefit set forth in Section 2.1.1.

                           Payment of Benefit.  The Company shall pay the annual
         benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive (a) for 180 months or (b) at the Executive's election on the Election Form attached as Exhibit A during the calendar year immediately preceding the year in which the Termination of Employment occurs, in a lump sum payment within 30 days following the Executive's Termination of Employment on or after Early Retirement Age but before Normal Retirement Age for reasons other than (i) death, (ii) Disability, (iii) by the Company without Cause within two years following a Change of Control or (iv) upon Executive's Involuntary Termination, as the case may be, equal to the present value of the aggregate annual benefits that would have been payable to the Executive under clause (a) of this Section 2.2.2, assuming a discount rate equal to the Rate.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  EARLY TERMINATION BENEFIT. UPON EARLY TERMINATION, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.3 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. The benefit under this Section 2.3 is the Early Termination Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Normal Retirement Age. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                  DISABILITY BENEFIT. IF THE EXECUTIVE TERMINATES EMPLOYMENT DUE TO DISABILITY PRIOR TO NORMAL RETIREMENT AGE, THE COMPANY SHALL PAY TO THE EXECUTIVE THE BENEFIT DESCRIBED IN THIS SECTION 2.4 IN LIEU OF ANY OTHER BENEFIT UNDER THIS AGREEMENT.

                           Amount of Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, but after Early Retirement Age, the benefit under this Section 2.4 shall be the annual benefit set forth in Section 2.2.1. If the Executive terminates employment due to Disability prior to Early Retirement Age, the benefit under this Section 2.4 is the Disability Annual Benefit set forth in Schedule A for the year ending immediately prior to the Early Termination Date.

                           Payment of Benefit. The Company shall pay the annual benefit amount to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Termination of Employment. The annual benefit shall be paid to the Executive for 180 months.

                           Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

                                 Death Benefits

                  DEATH DURING ACTIVE SERVICE. IF THE EXECUTIVE DIES WHILE IN THE ACTIVE SERVICE OF THE COMPANY, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT DESCRIBED IN THIS SECTION 3.1. THIS BENEFIT SHALL BE PAID IN LIEU OF THE LIFETIME BENEFITS OF ARTICLE 2.

                           Amount of  Benefit.  The  annual  benefit  under this
         Section 3.1 is equal to the  Disability  Annual  Benefit  described  in
         Section 2.4.1.

                           Payment of Benefit. The Company shall pay the annual benefit to the Executive's beneficiary in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's death. The annual benefit shall be paid to the Executive's beneficiary for 180 months.

                  DEATH DURING BENEFIT PERIOD. IF THE EXECUTIVE DIES AFTER THE BENEFIT PAYMENTS HAVE COMMENCED UNDER THIS AGREEMENT BUT BEFORE RECEIVING ALL SUCH PAYMENTS, THE COMPANY SHALL PAY THE REMAINING BENEFITS TO THE EXECUTIVE'S BENEFICIARY AT THE SAME TIME AND IN THE SAME AMOUNTS THEY WOULD HAVE BEEN PAID TO THE EXECUTIVE HAD THE EXECUTIVE SURVIVED.

                  DEATH AFTER TERMINATION OF EMPLOYMENT BUT BEFORE BENEFIT PAYMENTS COMMENCE. IF THE EXECUTIVE IS ENTITLED TO BENEFIT PAYMENTS UNDER THIS AGREEMENT, BUT DIES PRIOR TO THE COMMENCEMENT OF SAID BENEFIT PAYMENTS, THE COMPANY SHALL PAY TO THE EXECUTIVE'S BENEFICIARY THE BENEFIT PAYMENTS THAT THE EXECUTIVE WAS ENTITLED TO PRIOR TO DEATH EXCEPT THAT THE BENEFIT PAYMENTS SHALL COMMENCE ON THE FIRST DAY OF THE MONTH FOLLOWING THE DATE OF THE EXECUTIVE'S DEATH.

                                  Beneficiaries

                  BENEFICIARY DESIGNATIONS. THE EXECUTIVE SHALL DESIGNATE A BENEFICIARY BY FILING A WRITTEN DESIGNATION WITH THE COMPANY. THE EXECUTIVE MAY REVOKE OR MODIFY THE DESIGNATION AT ANY TIME BY FILING A NEW DESIGNATION. HOWEVER, DESIGNATIONS WILL ONLY BE EFFECTIVE IF SIGNED BY THE EXECUTIVE AND ACCEPTED BY THE COMPANY DURING THE EXECUTIVE'S LIFETIME. THE EXECUTIVE'S BENEFICIARY DESIGNATION SHALL BE DEEMED AUTOMATICALLY REVOKED IF THE BENEFICIARY PREDECEASES THE EXECUTIVE, OR IF THE EXECUTIVE NAMES A SPOUSE AS BENEFICIARY AND

THE MARRIAGE IS SUBSEQUENTLY DISSOLVED. IF THE EXECUTIVE DIES WITHOUT A VALID BENEFICIARY DESIGNATION, ALL PAYMENTS SHALL BE MADE TO THE EXECUTIVE'S ESTATE.

                  FACILITY OF PAYMENT. IF A BENEFIT IS PAYABLE TO A MINOR, TO A PERSON DECLARED INCAPACITATED, OR TO A PERSON INCAPABLE OF HANDLING THE DISPOSITION OF HIS OR HER PROPERTY, THE COMPANY MAY PAY SUCH BENEFIT TO THE GUARDIAN, LEGAL REPRESENTATIVE OR PERSON HAVING THE CARE OR CUSTODY OF SUCH MINOR, INCAPACITATED PERSON OR INCAPABLE PERSON. THE COMPANY MAY REQUIRE PROOF OF INCAPACITY, MINORITY OR GUARDIANSHIP AS IT MAY DEEM APPROPRIATE PRIOR TO DISTRIBUTION OF THE BENEFIT. SUCH DISTRIBUTION SHALL COMPLETELY DISCHARGE THE COMPANY FROM ALL LIABILITY WITH RESPECT TO SUCH BENEFIT.

                               General Limitations

                  TERMINATION FOR CAUSE. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE COMPANY TERMINATES THE EXECUTIVE'S EMPLOYMENT FOR CAUSE.

                  SUICIDE OR MISSTATEMENT. THE COMPANY SHALL NOT PAY ANY BENEFIT UNDER THIS AGREEMENT IF THE EXECUTIVE COMMITS SUICIDE WITHIN TWO YEARS AFTER THE DATE OF THIS AGREEMENT.

                          Claims and Review Procedures

                  CLAIMS PROCEDURE. THE COMPANY SHALL NOTIFY ANY PERSON OR ENTITY THAT MAKES A CLAIM AGAINST THE AGREEMENT (THE "CLAIMANT") IN WRITING, WITHIN 90 DAYS OF CLAIMANT'S WRITTEN APPLICATION FOR BENEFITS, OF HIS OR HER ELIGIBILITY OR NONELIGIBILITY FOR BENEFITS UNDER THE AGREEMENT. IF THE COMPANY DETERMINES THAT THE CLAIMANT IS NOT ELIGIBLE FOR BENEFITS OR FULL BENEFITS, THE NOTICE SHALL SET FORTH (1) THE SPECIFIC REASONS FOR SUCH DENIAL, (2) A SPECIFIC REFERENCE TO THE PROVISIONS OF THE AGREEMENT ON WHICH THE DENIAL IS BASED, (3) A DESCRIPTION OF ANY ADDITIONAL INFORMATION OR MATERIAL NECESSARY FOR THE CLAIMANT TO PERFECT HIS OR HER CLAIM, AND A DESCRIPTION OF WHY IT IS NEEDED, AND (4) AN EXPLANATION OF THE AGREEMENT'S CLAIMS REVIEW PROCEDURE AND OTHER APPROPRIATE INFORMATION AS TO THE STEPS TO BE TAKEN IF THE CLAIMANT WISHES TO HAVE THE CLAIM REVIEWED. IF THE COMPANY DETERMINES THAT THERE ARE SPECIAL CIRCUMSTANCES REQUIRING ADDITIONAL TIME TO MAKE A DECISION, THE COMPANY SHALL NOTIFY THE CLAIMANT OF THE SPECIAL CIRCUMSTANCES AND THE DATE BY WHICH A DECISION IS EXPECTED TO BE MADE, AND MAY EXTEND THE TIME FOR UP TO AN ADDITIONAL 90 DAYS.

                  REVIEW PROCEDURE. IF THE CLAIMANT IS DETERMINED BY THE COMPANY NOT TO BE ELIGIBLE FOR BENEFITS, OR IF THE CLAIMANT BELIEVES THAT HE OR SHE IS ENTITLED TO GREATER OR DIFFERENT BENEFITS, THE CLAIMANT SHALL HAVE THE OPPORTUNITY TO HAVE SUCH CLAIM REVIEWED BY THE COMPANY BY FILING A PETITION FOR REVIEW WITH THE COMPANY WITHIN 60 DAYS AFTER RECEIPT OF THE NOTICE ISSUED BY THE COMPANY. SAID PETITION SHALL STATE THE SPECIFIC REASONS WHICH THE CLAIMANT BELIEVES ENTITLE HIM OR HER TO BENEFITS OR TO GREATER OR DIFFERENT BENEFITS. WITHIN 60 DAYS AFTER RECEIPT BY THE COMPANY OF THE PETITION, THE COMPANY SHALL AFFORD THE CLAIMANT (AND COUNSEL, IF ANY) AN OPPORTUNITY TO PRESENT HIS OR HER POSITION TO THE COMPANY VERBALLY OR IN WRITING, AND THE CLAIMANT (OR COUNSEL) SHALL HAVE THE RIGHT TO REVIEW THE PERTINENT DOCUMENTS. THE COMPANY SHALL NOTIFY THE CLAIMANT OF ITS DECISION IN WRITING WITHIN THE 60-DAY PERIOD, STATING SPECIFICALLY THE BASIS OF ITS DECISION, WRITTEN IN A MANNER CALCULATED TO BE UNDERSTOOD BY THE CLAIMANT AND THE SPECIFIC PROVISIONS OF THE AGREEMENT ON WHICH THE DECISION IS BASED. IF, BECAUSE OF THE NEED FOR A HEARING, THE 60-DAY PERIOD IS NOT SUFFICIENT, THE DECISION MAY BE DEFERRED FOR UP TO ANOTHER 60 DAYS AT THE ELECTION OF THE COMPANY, BUT NOTICE OF THIS DEFERRAL SHALL BE GIVEN TO THE CLAIMANT.

                           Amendments and Termination

This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                                  Miscellaneous

                   BINDING  EFFECT. THIS AGREEMENT  SHALL BIND THE EXECUTIVE AND
THE COMPANY, AND  THEIR   BENEFICIARIES,   SURVIVORS,  EXECUTORS,    SUCCESSORS,
ADMINISTRATORS AND TRANSFEREES.

                  NO GUARANTEE OF EMPLOYMENT. THIS AGREEMENT IS NOT AN EMPLOYMENT POLICY OR CONTRACT. IT DOES NOT GIVE THE EXECUTIVE THE RIGHT TO REMAIN AN EMPLOYEE OF THE COMPANY, NOR DOES IT INTERFERE WITH THE COMPANY'S RIGHT TO DISCHARGE THE EXECUTIVE. IT ALSO DOES NOT REQUIRE THE EXECUTIVE TO REMAIN AN EMPLOYEE NOR INTERFERE WITH THE EXECUTIVE'S RIGHT TO TERMINATE EMPLOYMENT AT ANY TIME.

                  NON-TRANSFERABILITY. BENEFITS UNDER THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ATTACHED OR ENCUMBERED IN ANY MANNER.

                  SUCCESSORS. THIS AGREEMENT IS PERSONAL TO THE EXECUTIVE, AND, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, SHALL NOT BE ASSIGNABLE BY THE EXECUTIVE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION. THIS
AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE EXECUTIVE'S LEGAL REPRESENTATIVES. THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THE COMPANY AND ITS SUCCESSORS AND ASSIGNS. SUBJECT TO THE FOLLOWING SENTENCES OF THIS SECTION 8.4, THIS AGREEMENT SHALL NOT BE ASSIGNABLE BY THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE EXECUTIVE. THE COMPANY WILL REQUIRE ANY SUCCESSOR (WHETHER DIRECT OR INDIRECT, BY PURCHASE, MERGER, CONSOLIDATION OR OTHERWISE) TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS AND/OR ASSETS OF THE COMPANY TO ASSUME EXPRESSLY AND AGREE TO PERFORM THIS AGREEMENT IN THE SAME MANNER AND TO THE SAME EXTENT THAT THE COMPANY WOULD BE REQUIRED TO PERFORM IT IF NO SUCH SUCCESSION HAD TAKEN PLACE. "COMPANY" MEANS THE COMPANY AS HEREINBEFORE DEFINED AND ANY SUCCESSOR TO ITS BUSINESS AND/OR ASSETS AS AFORESAID THAT ASSUMES AND AGREES TO PERFORM THIS AGREEMENT BY OPERATION OF LAW OR OTHERWISE.

                  TAX WITHHOLDING. THE COMPANY SHALL WITHHOLD ANY TAXES THAT ARE REQUIRED TO BE WITHHELD FROM THE BENEFITS PROVIDED UNDER THIS AGREEMENT.

                  APPLICABLE LAW. THE AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  UNFUNDED ARRANGEMENT. THE EXECUTIVE AND BENEFICIARY ARE GENERAL UNSECURED CREDITORS OF THE COMPANY FOR THE PAYMENT OF BENEFITS UNDER THIS AGREEMENT. THE BENEFITS REPRESENT THE MERE PROMISE BY THE COMPANY TO PAY SUCH BENEFITS. THE RIGHTS TO BENEFITS ARE NOT SUBJECT IN ANY MANNER TO ANTICIPATION, ALIENATION, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE, ATTACHMENT, OR GARNISHMENT BY CREDITORS.

                  ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE AS TO THE SUBJECT MATTER HEREOF. NO RIGHTS ARE GRANTED TO THE EXECUTIVE BY VIRTUE OF THIS AGREEMENT OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN. FROM AND AFTER THE EFFECTIVE DATE, THIS AGREEMENT SHALL SUPERSEDE ANY OTHER AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF INCLUDING WITHOUT LIMITATION THE SUPPLEMENTAL EXECUTIVE BENEFIT AGREEMENT BETWEEN THE EXECUTIVE AND THE COMPANY DATED AS OF DECEMBER 1, 2000 (THE "PRIOR AGREEMENT").

                  ADMINISTRATION AND RECORDKEEPING AUTHORITY. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE COMPANY SHALL HAVE THE SOLE RESPONSIBILITY FOR AND THE SOLE CONTROL OF THE OPERATION, ADMINISTRATION, AND RECORDKEEPING OF THIS AGREEMENT AND SHALL HAVE THE POWER AND AUTHORITY TO TAKE ALL ACTION AND TO MAKE ALL DECISIONS AND INTERPRETATIONS THAT MAY BE NECESSARY OR APPROPRIATE IN ORDER TO ADMINISTER AND OPERATE THE AGREEMENT, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE POWER, DUTY, AND RESPONSIBILITY TO:

                           RESOLVE AND DETERMINE ALL DISPUTES OR QUESTIONS ARISING UNDER THE AGREEMENT, INCLUDING THE POWER TO DETERMINE THE RIGHTS OF THE PARTICIPANT AND BENEFICIARIES AND THEIR RESPECTIVE BENEFITS, AND TO REMEDY ANY AMBIGUITIES, INCONSISTENCIES, OR OMISSIONS IN THE AGREEMENT;

                           ADOPT SUCH RULES OF PROCEDURE AND REGULATIONS AS IN ITS OPINION MAY BE NECESSARY FOR THE PROPER AND EFFICIENT ADMINISTRATION OF THE AGREEMENT AND AS ARE CONSISTENT WITH THE AGREEMENT;

                           IMPLEMENT THE AGREEMENT IN ACCORDANCE WITH ITS TERMS;

                           ESTABLISH AND REVISE THE METHOD OF ACCOUNTING FOR THE AGREEMENT; AND

                           MAINTAIN A RECORD OF BENEFIT PAYMENTS.

                  NAMED FIDUCIARY. THE COMPANY SHALL BE THE NAMED FIDUCIARY AND PLAN ADMINISTRATOR UNDER THE AGREEMENT. THE NAMED FIDUCIARY MAY DELEGATE TO OTHERS CERTAIN ASPECTS OF THE MANAGEMENT AND OPERATION RESPONSIBILITIES OF THE PLAN INCLUDING THE EMPLOYMENT OF ADVISORS AND THE DELEGATION OF MINISTERIAL DUTIES TO QUALIFIED INDIVIDUALS.

                  CAPTIONS. THE CAPTIONS OF THIS AGREEMENT ARE NOT PART OF THE PROVISIONS HEREOF AND SHALL HAVE NO FORCE OR EFFECT.

                  SEVERABILITY.   THE  INVALIDITY  OR  UNENFORCEABILITY  OF  ANY
PROVISION OF THIS AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT.

IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.


EXECUTIVE:                                  COMPANY:

                                            THE SOUTH FINANCIAL GROUP, INC.


/s/ John DuBose                             By:  /s/ Mary A. Jeffrey
--------------------------                     ------------------------------
JOHN DUBOSE                                       MARY A. JEFFREY
                                            Title: Executive Vice President
                                                   Director - Human Resources

                             BENEFICIARY DESIGNATION

                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                                   JOHN DUBOSE

I designate the following as beneficiary of any death benefits under this Supplemental Executive Retirement Agreement:

Primary:
           -------------------------------------------------------------------

------------------------------------------------------------------------------

Contingent:
           -------------------------------------------------------------------

------------------------------------------------------------------------------


NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(S) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature:
           ------------------------------------------
Date:
           ------------------------------------------


Accepted by the Company this ____ day of ____________, 2003.

By:
       ------------------------------------------
Title:
       ------------------------------------------

                             SCHEDULE A CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

TO DETERMINE THE EXECUTIVE'S EARLY TERMINATION  BENEFIT OR DISABILITY RETIREMENT
BENEFIT  FOR  THE  YEAR  OF  THE   TERMINATION  OF  EMPLOYMENT,   THE  FOLLOWING
CALCULATIONS SHALL BE MADE:

     29. Project the Benefit Basis as of Normal Retirement Age by increasing the Benefit Basis as of the Executive's date of Termination of Employment by 5% per year, compounded annually, until Normal Retirement Age (the "Projected Retirement Benefit Basis").

     30.  Multiply the  Projected  Retirement  Benefit  Basis by the  applicable
          percentage  set  forth  in  2.1.1  (the  product,   "Annual  Projected
          Retirement Benefit").

     31. Calculate the discounted value at Normal Retirement Age of the aggregate Annual Projected Retirement Benefit that would have been paid to the Executive in equal monthly installments over the 180-month period immediately following the Normal Retirement Date, by using the Rate, compounded monthly (such discounted value, the "Lump Sum Projected Retirement Benefit").

     32. Calculate the aggregate amount that has accrued through the end of the year ending immediately prior to the date of the Executive's
          Termination of Employment (including the amount of the Executive's Accrual Balance under the Prior Agreement as of the Effective Date as set forth on Schedule B) by accruing each month from the Effective
          Date through Normal Retirement Age, with interest on such amounts calculated monthly at the Rate, in order to accumulate to the Lump Sum Projected Retirement Benefit as of the Normal Retirement Date (the "Accrual Balance").

IN THE CASE OF EARLY TERMINATION BENEFIT:

     33. Multiply the Accrual Balance by 10% per Year of Service, subject to a maximum of 100% (the "Vested Accrual Balance").

     34. Increase the Vested Accrual Balance by the Rate, compounded monthly, to the Normal Retirement Age (the "Inflated Vested Accrual Balance").

     35. Calculate a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Inflated Vested Accrual Balance at the Rate, compounded monthly.

IN THE CASE OF DISABILITY RETIREMENT BENEFIT:

     5. The Disability Annual Benefit amount is determined by calculating a fixed annuity which is payable in 180 equal monthly installments, crediting interest on the unpaid balance of the Accrual Balance at the Rate, compounded monthly.

                             SCHEDULE B CALCULATIONS
                            THE SOUTH FINANCIAL GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                                   JOHN DUBOSE

Accrual Balance under Prior Agreement as of June 30, 2003:    $104,565